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                                                                   Exhibit 10.22


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                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               NSP HOLDINGS L.L.C.

                      A DELAWARE LIMITED LIABILITY COMPANY


                          DATED AS OF FEBRUARY 17, 2000


THE UNITS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

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                                TABLE OF CONTENTS

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                                                                           PAGE(S)
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ARTICLE I.

     ORGANIZATIONAL MATTERS....................................................1
     1.1    Formation of Company...............................................1
     1.2    Limited Liability Company Agreement................................1
     1.3    Name...............................................................1
     1.4    Purpose............................................................2
     1.5    Principal Office; Registered Office................................2
     1.6    Term...............................................................2
     1.7    No State-Law Partnership...........................................2

ARTICLE II.

     MEMBERS; MEMBER UNITS.....................................................2
     2.1    Member Units.......................................................2
     2.2    Additional Units...................................................4
     2.3    Time of Meetings...................................................6
     2.4    Notice of Meetings.................................................6
     2.5    Voting.............................................................6
     2.6    Proxies............................................................6
     2.7    Regulatory Compliance Matters......................................6
     2.8    Conversion of Common Units in General..............................7
     2.9    Conversion of Class B Common Units.................................7
     2.10   Conversion Procedure...............................................9
     2.11   SBIC Regulatory Provisions........................................10
     2.12   Deliveries........................................................11

ARTICLE III.

     MANAGERS.................................................................11
     3.1    Selection of Managers.............................................11
     3.2    Management........................................................12
     3.3    Restrictions......................................................13
     3.4    Procedures........................................................15
     3.5    Designation of Chairman and Officers..............................15
     3.6    The Chief Executive Officer.......................................16
     3.7    The President.....................................................16
     3.8    Vice President....................................................16
     3.9    Secretary.........................................................16
     3.10   Chief Financial Officer...........................................16
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     3.11   Assistant Secretaries and Assistant Treasurers....................17

ARTICLE IV.

     CAPITAL..................................................................17
     4.1    Initial Capital Contributions.....................................17
     4.2    In-kind Capital Contributions.....................................17
     4.3    Additional Capital Contributions..................................17
     4.4    Interest..........................................................17
     4.5    Capital Accounts..................................................17
     4.6    Negative Capital Accounts.........................................18
     4.7    No Withdrawal.....................................................18
     4.8    Company Assets....................................................18

ARTICLE V.

     PROFITS, LOSSES AND DISTRIBUTIONS........................................19
     5.1    Distributions.....................................................19
     5.2    Allocations.......................................................20
     5.3    Special Allocations...............................................20
     5.4    Tax Allocations...................................................21
     5.5    Curative Allocations..............................................22

ARTICLE VI.

     BOOKS, RECORDS, ACCOUNTING AND REPORTS...................................23
     6.1    Records; Accounting and Notice....................................23
     6.2    Fiscal Year.......................................................23
     6.3    Transmission of Communications....................................23

ARTICLE VII.

     TAX MATTERS..............................................................23
     7.1    Preparation of Tax Returns........................................23
     7.2    Tax Elections.....................................................23
     7.3    Tax Controversies.................................................23

ARTICLE VIII.

     NON-COMPETITION..........................................................24
     8.1    Noncompete........................................................24
     8.2    Nonsolicitation...................................................24
     8.3    Enforceability....................................................24
     8.4    Reasonable Restrictions...........................................25
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ARTICLE IX.

     TRANSFER AND WITHDRAWAL..................................................25
     9.1    Restrictions on Transfer of Securities............................25
     9.2    Right of First Refusal............................................25
     9.3    Sale of the Company...............................................27
     9.4    Tag-Along Rights..................................................29
     9.5    Termination of Employment.........................................30
     9.6    Withdrawal of Members.............................................31
     9.7    Legend............................................................32
     9.8    Transfer Cost Considerations......................................32

ARTICLE X.

     ADMISSION OF MEMBERS.....................................................32
     10.1   Substituted Members...............................................32
     10.2   Additional Members................................................33
     10.3   Optionholders.....................................................33

ARTICLE XI.

     INCORPORATION............................................................33

ARTICLE XII.

     LIQUIDATION..............................................................33
     12.1   Dissolution.......................................................33
     12.2   Accounting........................................................34
     12.3   Compensation of Trustee...........................................34

ARTICLE XIII.

     INDEMNITY................................................................34
     13.1   Indemnification...................................................34

ARTICLE XIV.

     DEFINITIONS..............................................................35
     14.1   Certain Definitions...............................................35
     14.2   Other Definitions.................................................43

ARTICLE XV.

     MISCELLANEOUS............................................................43
     15.1   Wills.............................................................43
     15.2   Spousal Consent...................................................43
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     15.3   Third-Party Beneficiaries.........................................43
     15.4   Designees.........................................................44
     15.5   Amendments........................................................44
     15.6   Notices...........................................................44
     15.7   Waiver of Certain Rights..........................................45
     15.8   Entire Agreement..................................................45
     15.9   Effect of Waiver or Consent.......................................45
     15.10  Creditors.........................................................45
     15.11  Indemnification and Reimbursement for Payments on Behalf of
              a Member or Holder of Warrants..................................45
     15.12  Binding Agreement.................................................46
     15.13  Governing Law.....................................................46
     15.14  Arbitration.......................................................47
     15.15  Descriptive Headings; Interpretation..............................47
     15.16  Further Assurances................................................48
     15.17  Counterparts......................................................48
     15.18  Representations and Warranties of Securityholder..................48
     15.19  Representations and Warranties of Company.........................49
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                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                               NSP HOLDINGS L.L.C.
                      A DELAWARE LIMITED LIABILITY COMPANY

          This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "AGREEMENT"), entered into and adopted on February 17, 2000 (the "EFFECTIVE DATE"), by the Members of NSP Holdings L.L.C., a Delaware limited liability company (the "COMPANY") and the holders of Warrants (as defined herein).

          This Agreement amends and restates in its entirety that certain Limited Liability Company Agreement, dated as of the October 2, 1998, by and among the Company and its members (the "PRIOR AGREEMENT"). This Agreement shall become effective upon execution hereof by the holders of a majority of the Common Voting Units (with Required Approval) (each as defined in the Prior Agreement).

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                             ORGANIZATIONAL MATTERS

          1.1 FORMATION OF COMPANY. The Company was formed on September 25, 1998 pursuant to the provisions of the Delaware Act and the provisions of this Agreement.

          1.2 LIMITED LIABILITY COMPANY AGREEMENT. The Members hereby execute this Agreement for the purpose of establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in SECTION 1.6 the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and, except where the Delaware Act provides that such rights and obligations specified in the Delaware Act shall apply "unless otherwise provided in a limited liability company agreement" or words of similar effect, and such rights and obligations are set forth in this Agreement, the Delaware Act; PROVIDED THAT, notwithstanding the foregoing, Section 18-210 of the Delaware Act shall not apply or be incorporated into this Agreement.

          1.3 NAME. The name of the Company shall be "NSP Holdings L.L.C." The Managers in their sole discretion may change the name of the Company at any time and from time to time. Notification of any such change shall be given to all Securityholders. The Company's business may be conducted under its name and/or any other name or names deemed advisable by the Managers.

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          1.4     PURPOSE. The purpose and business of the Company shall be any business which may lawfully be conducted by a limited liability company formed pursuant to the Delaware Act.

          1.5 PRINCIPAL OFFICE; REGISTERED OFFICE. The principal office of the Company shall be at 2211 York Road, Suite 215, Oak Brook, Illinois 60523-1887, or such other place as the Managers may from time to time designate. The Company may maintain offices at such other place or places as the Managers deem advisable. Notification of any such change shall be given to all Members. The address of the registered office of the Company in the State of Delaware shall be c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19805, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company.

          1.6 TERM. The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and, shall dissolve on the earlier of: (a) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act and (b) the determination of the Managers with Required Approval.

          1.7 NO STATE-LAW PARTNERSHIP. The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this SECTION 1.7, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for federal and, if applicable, state or local income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

                                   ARTICLE II.

                              MEMBERS; MEMBER UNITS

          2.1     MEMBER UNITS.

          (a) Each Member's interest in the Company, including such Member's interest, if any, in the capital, income, gains, losses, deductions and expenses of the Company and the right to vote, if any, on certain Company matters as provided in this Agreement, shall be represented by "UNITS" (each, individually, a "UNIT," and any number of Units, including fractions thereof, "UNITS"). Units shall be comprised of "Common Units" and "Preferred Units". Initially, the Units shall be comprised of "CLASS A COMMON UNITS," "CLASS B COMMON UNITS," "CLASS C COMMON UNITS," and "CLASS D COMMON UNITS" and "PREFERRED UNITS". The Managers may cause the Company to issue to each Member certificates representing the Units held by such Member.

          (b)     (i)    Whenever this Agreement refers to the "FAIR MARKET
VALUE" of any Securities, such value shall be determined as follows: first, the Fair Market Value of the Company

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as a going concern shall be determined (excluding the amount of any indebtedness for borrowed money but including all other liabilities and obligations) in good faith by the unanimous agreement of the disinterested Managers (or all of the Managers if no Manager is disinterested) (the "DISINTERESTED MANAGERS"), or absent such an agreement within 10 days of the commencement of an attempt to reach an agreement, by an independent, unaffiliated business evaluation expert appointed by the Disinterested Managers (the "MANAGERS' EVALUATION EXPERT"), who shall in making such determination be instructed by the Disinterested Managers to consider all relevant factors including, but not limited to, the most recent arm's-length transaction, if any, involving any interests in the Company. After a determination of the Fair Market Value of the Company is made as provided above, the Fair Market Value of a Security will equal the amount which would be distributable in respect of such Security (or the Units into which such Security is exercisable or convertible) if the Company were deemed to have sold all of its assets and liabilities (other than liabilities in respect of indebtedness for borrowed money) for such Fair Market Value in cash and then dissolved in accordance with SECTION 12.1 and assuming that all of the convertible debt and other convertible securities were repaid or converted (whichever would yield more cash to the holders of such convertible securities) and all options and warrants to acquire Securities (whether or not currently exercisable) that have an exercise price below the Fair Market Value of the Units into which such Securities are exercisable were exercised and the exercise price therefor paid. Any Member affected by such valuation (the "CHALLENGING PERSON") may, as the sole and exclusive means of challenging such valuation, provide a notice of objection challenging such valuation within 10 days of being notified of the initial determination of Fair Market Value, and within 90 days after being notified of the initial determination of Fair Market Value, obtain at its own expense a valuation of the Fair Market Value of the Company based on the principles set forth above from another independent, unaffiliated business evaluation expert (the "SECOND EVALUATION EXPERT"); PROVIDED, HOWEVER, that the selection of the Second Evaluation Expert shall be subject to the approval of the Company, which approval shall not be withheld or delayed unreasonably. If the valuation by the Second Evaluation Expert is not less than ninety percent (90%) nor more than one-hundred ten percent (110%) of the valuation by the Disinterested Managers or the Managers' Evaluation Expert (as applicable), the Fair Market Value shall be the average of the two valuations for purposes of clause (ii) below. In any other case, the Disinterested Managers or the Managers' Evaluation Expert (as applicable) and the Second Evaluation Expert shall select a third, mutually acceptable evaluation expert, who shall perform a third valuation, the cost of which shall be equally shared by the Company and the Challenging Person, and the Fair Market Value shall be the average of the three valuations.

                  (ii) Notwithstanding anything in this Agreement to the contrary, the Company shall not be prohibited from consummating any transaction notwithstanding the fact that the determination of Fair Market Value is required to be made pursuant to the terms of this Agreement and remains in dispute. If at the conclusion of the determination of Fair Market Value in accordance with the foregoing paragraph, the Fair Market Value of any Security is greater by ten percent (10%) or more than the Security price upon which such transaction was consummated with respect to such Security (the "SECURITY PRICE DIFFERENCE"), the Challenging Person (but no other person) will receive from the Company additional cash, as reasonably determined by the Managers, sufficient to satisfy the Security Price Difference in respect of any Securities transferred by such Challenging Person pursuant to such transaction.

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          (c)     Ownership of a Common Voting Unit by a Member shall entitle such Member to one vote on any matter voted on by all Members as provided in this Agreement and/or as required by applicable law. At every meeting of the Members, each Member shall be entitled to one vote for every Common Voting Unit held by such Member; provided that unless otherwise required by law, ownership of a Class B Common Unit, Class D Common Unit or Preferred Unit by a Member shall not entitle such Member to any voting rights.

          (d) The Company shall have the right to redeem all of the Preferred Units then outstanding in exchange for a note payable by the Company. Upon such a redemption, each holder of Preferred Units shall be entitled to receive a note with a principal amount equal to the Redemption Distribution with respect to such holder's outstanding Preferred Units. Interest on such note shall accrue and be payable on the same basis as Preferred Yield previously accrued and was payable on such Preferred Units. Such note shall mature and become due and payable (together with all accrued and unpaid interest thereon) on the Scheduled Redemption Date (as defined below) or, if sooner, upon a Sale of the Company. Such note shall contain terms that are no less favorable to such holder than the terms of the Preferred Units and shall otherwise be reasonably acceptable to the holders of a majority of the Preferred Units. The Company shall redeem all of the outstanding Preferred Units on January 30, 2009 (the "SCHEDULED REDEMPTION DATE") at a price equal to the Redemption Distribution; PROVIDED, HOWEVER, that if a Sale of the Company occurs prior to the Scheduled Redemption Date, the Company shall, simultaneously with the occurrence of such Sale of the Company, redeem all of the outstanding Preferred Units held by such holder at a price equal to the Redemption Distribution.

          (e) All Common Units issued to employees of the Company or any Subsidiary thereof for management incentive and/or compensation purposes, other than Common Units issued pursuant to the Unit Exchange Agreement, dated as of October 1, 1998, among the Company, Robert A. Peterson, David F. Myers, Jr. and Robert A. Larsen (the "UNIT EXCHANGE AGREEMENT") shall be issued as "CLASS C COMMON UNITS".

          2.2     ADDITIONAL UNITS.

          (a) Additional Units and the interests in the Company represented by such Units shall be established by the Managers pursuant to the terms of this Agreement and shall be indicated in the records of the Company.

          (b) Subject to SECTIONS 2.2(d) and 3.3(a), the Managers may, in their discretion, issue additional Units to existing Members and/or to Persons who are not Members ("OFFERED UNITS"). At least thirty (30) days prior to the date of the proposed issuance the Managers shall provide written notice to the Members of the terms of the proposed issuance (the "ISSUANCE NOTICE") and shall grant to all Members the right (a "PREEMPTIVE RIGHT"), subject to the limitations set forth below, to subscribe for and, upon consummation of such issuance, purchase its pro rata share (for each Member, the percentage determined by dividing the number of Common Units held by such Member divided by the number of Common Units held by all Members) of each class and type of the Offered Units to be so issued (the "PRO RATA SHARE") at the same price and on the same terms as reflected in the Issuance Notice; PROVIDED that with respect to Offered Units, at the request of any

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Member, the Company shall offer to such Member Units which have no voting rights
(other than required by applicable law) and which are convertible into voting securities on the same terms as Common Units are convertible into other Common Units pursuant to SECTION 2.8, but which are otherwise identical to the Offered Units. Each Member shall be entitled to exercise such Preemptive Right for the Offered Units by giving written notice to the Managers within fifteen (15) days after receipt of the Issuance Notice (the "ELECTION NOTICE"). The failure by a Member to exercise its Preemptive Right within such time period shall be deemed a waiver by such Member of its Preemptive Right. The delivery of an Election Notice shall be irrevocable on the Member delivering such Election Notice and each participating Member shall be bound and obligated to acquire in any such issuance on the same terms and conditions the number of Units such participating Member shall have specified in the Election Notice. If any Member does not purchase its Pro Rata Share within the time period provided, then each of the Members that has elected to exercise its Preemptive Right shall have the right to exercise its Pro Rata Share of the unexercised portion of the Offered Units. As soon as practicable, and in any event within ten (10) days, after the expiration of the fifteen (15) day period set forth above, the Managers shall deliver written notice to the Members setting forth the number of Offered Units such Member is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

          (c) Upon the expiration of the offering periods described above, the Company shall be entitled to issue such Offered Units which such Members have not elected to purchase during the ninety (90) days following such expiration, at a price that is not less than ninety-five percent (95%) of the price set forth in the Issuance Notice and on other terms and conditions no more favorable to the purchasers thereof than those offered to such Members. Any Offered Units not sold by the Company after such ninety (90) day period must be reoffered to the Members pursuant to the terms of SECTION 2.2(b).

          (d) Anything stated in SECTION 2.2(b) to the contrary notwithstanding, no Member shall have Preemptive Rights with respect to (i) the issuance of any Common Units after the date hereof for management incentive and/or compensation purposes for the benefit of employees as long as the number of such Units issued after the date hereof does not exceed 5% in the aggregate of the fully diluted Common Units, (ii) the issuance of up to 42,247 Class A Common Units and 42,247 Preferred Units (as such amounts may be adjusted to reflect the effects of Unit splits, Unit dividends and similar events) in exchange for units of Morning Pride Manufacturing L.L.C. ("MORNING PRIDE") held by William and Mary Grilliot (the "GRILLIOTS") pursuant to the option agreement, as amended, between Morning Pride, Norcross Safety Products L.L.C., a Delaware limited liability company, and the Grilliots (the "OPTION AGREEMENT"), (iii) the issuance of Class A Common Units and Preferred Units to Claude Roberge, F.Nato Sergi and Andre Paquette in connection with the acquisition of Arkon Safety Equipment, Inc. by North Safety Products Ltd. or another Affiliate of the Company, (iv) Units issued as consideration for an acquisition or joint venture transaction, (v) Units issued as an "equity kicker" in respect of indebtedness for borrowed money to persons not affiliated with any Member, or to any Member or other person that is affiliated with any Member, but only if such affiliate is receiving more than 50% of the equity so issued, (vi) Units issued upon exercise of the Warrants, or (vii) Units issued pursuant to a Public Sale. For all purposes under this Agreement, all outstanding options or warrants or similar rights to acquire Common Units, issued after the date hereof, owned by or in favor of management and any Common Units purchased by management

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after the date hereof with the proceeds of loans or bonuses from the Company shall in all events be deemed issued for management incentive and/or compensation purposes.

          (e) Each Member may delegate its rights and obligations under this Section2.2 to its Affiliates or among other Members of the group.

          2.3 TIME OF MEETINGS. There shall be at least one meeting of the Members each year, which shall be scheduled by the Managers. Additional meetings of the Members shall be called by the Managers on the request of Members owning Common Voting Units representing, in the aggregate, not less than twenty-five percent (25%) of the total outstanding Common Voting Units. In addition to the Members, holders of instruments directly or indirectly convertible into or exercisable for Units, shall be invited to attend (but not vote at) the meetings of Members; provided, the failure of the Company to invite such holders to any meeting shall not render invalid any action taken at such meeting or create any liability on the part of the Company, the Members or the officers and directors of the Company to any person.

          2.4 NOTICE OF MEETINGS. Written notice of any meeting of the Members shall be given, personally or by facsimile (answerback confirmed), to each Securityholder not less than three (3) days prior to the meeting, except as otherwise required by the Delaware Act. Such notice shall state the place, date and hour of the meeting.

          2.5 VOTING. At all meetings of Members, the holders of a majority of the Common Voting Units entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by the Delaware Act, the Certificate of Formation or this Agreement. At all meetings, each Member entitled to vote thereat may vote in person or by proxy, provided such proxy complies with SECTION 2.6. A majority of the Common Voting Units voted in person or by proxy shall decide any question brought before such meeting, unless the question or action is one upon which a different vote is required by express provision of law, the Certificate of Formation or this Agreement.

          2.6 PROXIES. Members who are unable to attend a meeting may appear and vote by proxy; PROVIDED, HOWEVER, that a proxy shall only be valid if it is in writing and has been duly executed by the Member. No proxy shall be valid unless on the face of such proxy it specifically names the individual who shall be authorized to act on such Member's behalf, which individual must be either a Manager or another Member. No Member may hold, or act in any capacity pursuant to, the proxy of more than one Member at any meeting, except that the Managers of the Company shall not be restricted from voting multiple proxies duly delivered to the Company. All proxies granted in violation of this SECTION 2.6 shall be void.

          2.7     REGULATORY COMPLIANCE MATTERS.

          (a) Before the Company shall redeem, purchase or otherwise acquire, directly or indirectly, or convert or take any action with respect to the voting rights of, any interest in any Units or any securities convertible into or exchangeable for any interest in any Units, the Company shall give written notice of such pending action to the Regulated Members. Upon the written request of

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any Regulated Member made within 5 days after its receipt of any such notice stating that after giving effect to such action such Regulated Member would have a Regulatory Problem, the Company shall defer taking such action for such period (not to extend beyond 15 days after such Regulated Member's receipt of the Company's original notice) as such Regulated Member requests to permit it and its Affiliates to avoid the Regulatory Problem in accordance with this Agreement.

          (b) In the event that any Regulated Member determines that it has a Regulatory Problem (and obtains and delivers to the Managers an opinion of counsel (who may be independent counsel or an employee of such Member or an affiliate of such Member, and who shall be reasonably satisfactory to the Managers) to such effect, such Regulated Member and its Affiliates shall have the right to Transfer all or any portion of its Units pursuant to an Exempt Transfer or otherwise in compliance with SECTION 9.2(a) as if each such person were a "Transferring Holder" and the Units being proposed to be Transferred were "Transferred Units", and the Company and the Members shall take all such actions as are reasonably requested by such Regulated Member to effectuate and facilitate any Transfer by such Member of any Units of the Company pursuant to the immediately preceding sentence.

          2.8 CONVERSION OF COMMON UNITS IN GENERAL. At any Member's request at any time, such Member shall have the right to convert and reconvert all or any portion of any class of Common Units held by such Member into an equal number of any other class of Common Units; PROVIDED THAT, in the case of a BHCA Regulated Member the conversion of a Class B Common Unit into another class of Common Unit shall be made only pursuant to SECTION 2.9; and PROVIDED FURTHER that, no Member Employee or any of such Member Employee's Family Group shall be permitted to convert any of its Class C Common Units into any other class of Common Units.

          2.9     CONVERSION OF CLASS B COMMON UNITS.

          (a) In connection with the occurrence (or the expected occurrence as described in (c) below) of any Conversion Event, each holder of Class B Common Units shall be entitled to convert into an equal number of Class A Common Units any or all of such holder's Class B Common Units being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

          (b) For purposes of this SECTION 2.9, a "CONVERSION EVENT" shall mean (i) any Public Sale or public offering of securities of the Company (including a public offering registered under the Securities Act), (ii) any sale of securities of the Company to a Person or group of Persons (within the meaning of the U.S. Securities Exchange Act of 1934, as amended (the "1934 ACT")) if, after such sale, such Person or group of Persons in the aggregate would own or control securities which possess in the aggregate the ordinary power to elect a majority of the Company's board of managers (provided that such sale has been approved by the Company's board of managers, equivalent governing body, or a committee thereof), (iii) any sale of securities of the Company to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale, such Person or group of Persons in the aggregate would own or control securities of the Company (excluding any Class B Common Units being converted and disposed of in connection with such Conversion Event) which possesses in the aggregate the ordinary power to elect a majority of the Company's board of

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managers or equivalent governing body, (iv) any sale of securities of the
Company to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale, such Person or group of Persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Company, and (v) a merger, consolidation or similar transaction involving the Company if, after such transaction, a Person or group of Persons (within the meaning of the 1934
Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving company's directors or equivalent governors (provided that the transaction has been approved by the Company's board of managers, equivalent governing body, or a committee thereof).

          (c) Each BHCA Regulated Member holding Class B Common Units shall be entitled to convert Class B Common Units in connection with any Conversion Event if such BHCA Regulated Member reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any BHCA Regulated Member holding Class B Common Units to the Company stating such BHCA Regulated Member's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Company to effect such conversion in a timely manner so as to enable each such BHCA Regulated Member to participate in such Conversion Event. The Company shall not cancel the Class B Common Units so converted before the tenth day following such Conversion Event and shall reserve such Class B Common Units until such tenth day for reissuance in compliance with the next sentence. If any Class B Common Units are converted into Class A Common Units in connection with a Conversion Event and such Class A Common Units are not actually distributed, disposed of or sold pursuant to such Conversion Event, such Class A Common Units shall be promptly converted back into the same number of Class B Common Units.

          (d) At any BHCA Regulated Member's request at any time in the event that such BHCA Regulated Member's ownership percentage of ClassA Common Units is reduced by additional issuances of ClassA Common Units by the Company, such BHCA Regulated Member shall have the right to convert a number of ClassB Common Units originally issued to such BHCA Regulated Member (whether then held by such BHCA Regulated Member or any transferee of such BHCA Regulated Member or any transferee of any transferee) into a number of Class A Common Units (with each ClassB Common Unit being convertible into one ClassA Common Unit) such that, after giving effect to such conversion, the sum of (i) the number of outstanding Class A Common Units originally issued to such BHCA Regulated Member (whether then held by such BHCA Regulated Member or any transferee of such BHCA Regulated Member or any transferee of any transferee) and (ii) the number of other outstanding voting securities of the Company then held by such BHCA Regulated Member, constitutes not more than 4.9% of the aggregate voting securities of the Company.

          (e) If at any time Regulation Y promulgated by the Federal Reserve Board is amended to allow BHCA Regulated Members to hold more than 4.9% of the aggregate voting securities of the Company, then upon any BHCA Regulated Member's request, such BHCA Regulated Member shall have the right to convert a number of Class B Common Units originally issued to such BHCA Regulated Member (whether then held by such BHCA Regulated Member or any transferee of such BHCA Regulated Member or any transferee of any transferee) into an equal number of Class A Common Units to the extent permissible at such time under RegulationY.

          (f) For purposes of this SECTION 2.9, "originally issued" means such Class B Common Units which were first issued by the Company to such BHCA Regulated Member, regardless of whether such Class B Common Units are then held by such BHCA Regulated Member or any transferee of such BHCA Regulated Member or any transferee of any transferee.

          2.10    CONVERSION PROCEDURE.

          (a) Unless otherwise provided in this Agreement, each conversion of Common Units of one class into Common Units of the other class shall be effected by (i) delivery to the principal office of the Company a written notice by the Member holding such Common Units stating that such Member desires to convert the number of Common Units stated in the notice into Common Units of the other class (and such statement shall obligate the Company to issue such Common Units) and (ii), if the Common Units are represented by certificates, surrender of the certificate or certificates representing the Common Units to be converted. Unless otherwise provided in connection with any conversion, each conversion shall be deemed to have been effected as of the close of business on the date on which such notice has been received and, in the case of Common Units represented by certificates, such certificate or certificates have been surrendered, and at such time, the rights of the Member holding the converted Common Units as such holder shall cease and the Person or Persons in whose name or names, in the case of uncertificated Common Units being converted into, will appear in the Company's books and records or, in the case of certificated Common Units being converted into, the certificate or certificates for shares of Common Units to be issued upon such conversion, shall be deemed to have become the holder or holders of record of the Common Units represented thereby.

          (b) Promptly after the conversion of Common Units is deemed effective as set forth in the immediately preceding paragraph, in the case of uncertificated Common Units, the Company shall promptly reflect such conversion of Common Units in its books and records and, in the case of certificated Common Units, the Company shall issue and deliver in accordance with the surrendering Member's instructions (i) the certificate or certificates for the Common Units issuable upon such conversion and (ii) a certificate representing any Common Units which were represented by the certificate or certificates delivered to the Company in connection with such conversion but which were not converted.

          (c) The Company shall not close its books against the transfer of Common Units in any manner which would interfere with the timely conversion of any Common Units. The Company shall assist and cooperate with any holder of Common Units required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Common Units hereunder (including, without limitation, making any filings required to be made by the Company).

          (d) If the Company in any manner subdivides or combines the outstanding Common Units of one class, the outstanding Common Units of the other class of Common Units shall be proportionately subdivided or combined in a similar manner.

          2.11    SBIC REGULATORY PROVISIONS

          (a) NUMBER OF UNITHOLDERS. As long as any SBIC Holder holds any Units, the Company shall notify the SBIC Holder (a) at least 15 days prior to taking any action after which the number of record holders of the Company's Common Voting Units would be increased from fewer than 50 to 50 or more, and (b) of any other action or occurrence after which the number of record holders of the Company's Common Voting Units was increased (or would increase) from fewer than 50 to 50 or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

          (b) SMALL BUSINESS MATTERS. At any time as any SBIC Holder reasonably requests, and in any event, as promptly as practicable after the end of each Fiscal Year, the Company shall deliver to such SBIC Holder a written statement certified by the Company's Chief Financial Officer describing in reasonable detail the use of the proceeds of each Financing provided by such SBIC Holder to the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant each SBIC Holder and the SBA access to the Company's books and records, and provide any reports and information, subject in each case to the prior execution of appropriate confidentiality and nondisclosure agreements, necessary for such SBIC holder to comply with the SBIC Act and SBIC Regulations, including for the purpose of verifying the use of such proceeds and verifying the certifications made by the Company in SBA Forms 480 and 652 delivered pursuant to this Agreement and for the purpose of determining whether the principal business activity of the Company and its Subsidiaries continues to constitute an eligible business activity (within the meaning of the SBIC Regulations).

          (c) SBIC REGULATORY VIOLATION. Upon the occurrence of an SBIC Regulatory Violation (as defined below) or in the event that any SBIC Holder determines in its reasonable good faith judgment that an SBIC Regulatory Violation has occurred, in addition to any other rights and remedies to which it may be entitled (whether under this Agreement or any other agreement, the Certificate or otherwise), such SBIC Holder shall have the right, to the extent required under SBIC Regulations, to demand the immediate repurchase of all of the outstanding Units owned by such SBIC Holder at a price equal to the Fair Market Value of such Units by delivering written notice of such demand to the Company. The Company shall pay the purchase price for such Units by a cashier's or certified check or by wire transfer of immediately available funds (unless any financing agreements to which the Company is subject prevent such payment in cash, in which case, the Company will pay with a note that shall mature and become due and payable upon an Sale of the Company, shall bear interest at the Base Rate and shall be on other terms reasonably designated by the Managers) to such SBIC Holder within 30 days after the Company's receipt of the demand notice, and, upon such payment, such SBIC Holder shall deliver the certificates (if any) evidencing the Units being repurchased duly endorsed for transfer or accompanied by duly executed forms of assignment.

          For purposes of this Agreement, "SBIC REGULATORY VIOLATION" means, with respect to any SBIC Holder a change in the principal business activity of the Company and its Subsidiaries to an ineligible business activity (within the meaning of the SBIC Regulations), but only if such change occurs within one year after the date of the initial Financing provided by such SBIC Holder.

          (d) ECONOMIC IMPACT INFORMATION. Promptly after the end of each Fiscal Year, the Company shall, to the extent required to comply with the SBIC Regulations, deliver to each SBIC Holder a written assessment of the economic impact of such SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the effect of such SBIC Holder's Financing on the revenues and profits of the Company and its Subsidiaries and on taxes paid by the Company and its employees.

          2.12 DELIVERIES. The Company shall deliver to each SBIC Holder as of, or promptly following, each Financing: (a) duly completed and executed SBA Forms 480, 652 and Parts A and B of 1031; (b) a written certification from the Company regarding its intended use of the proceeds of the Financing, and (c) an acknowledgment (to the extent true and correct) that (x) the Company has been informed that each SBIC Holder is a federally licensed SBIC under the SBIC Act,
(y) the Company, together with its "affiliates" (as that term is defined in13 CFR Section 121.103), is a "small business concern" within the meaning of the SBIC Regulations, including 13 CFR Section 121.301, and (z) the information regarding the Company and its affiliates set forth in SBA Form 480, Form 652 and Parts A and B of Form 1031 being delivered is, to the Company's knowledge, accurate and complete. Neither the Company nor any Subsidiary presently engages in, or shall hereafter engage in, any activities, nor shall the Company or any Subsidiary use the proceeds of the Financing directly or indirectly for any purpose, for which an SBIC is prohibited from providing funds by SBIC Regulations (including 13 CFR Section 107.720).

                                  ARTICLE III.

                                    MANAGERS

     3.1  SELECTION OF MANAGERS.

          (a) Except as otherwise required by applicable law or this Agreement, the business and affairs of the Company shall be managed by the Managers. The Managers of the Company on the date of this Agreement are Robert
A. Peterson, Edward Levy and David F. Myers, Jr., each of whom shall serve until his successor is appointed or until his earlier resignation or death or removal in accordance with this Agreement or any other agreement of the Company which has been duly adopted by the Managers.

          (b) The number of Managers shall be no less than three (3) and no more than five (5). As long as members of the Argosy Group shall collectively own at least 15% of the outstanding Common Units and the Company has not completed an initial public offering, Argosy-Safety Products, L.P. ("Argosy") shall have the right to appoint three Managers (the "ARGOSY MANAGERS"), one of which, as of the date of this Agreement shall be David F. Myers, Jr. As long as members of the Hancock Group shall collectively own at least 15% of the outstanding Common Units and the

Company has not completed an initial public offering, the Members holding a majority of the Common Units held by members of the Hancock Group ("MAJORITY HANCOCK HOLDERS") shall have the right to appoint one Manager (the "HANCOCK MANAGER"). The remaining Manager(s) shall be appointed by consent or vote of a majority of the Common Voting Units.

          (c) Subject to SECTION 3.1(d) below, a Manager may be removed, with or without cause, by the vote of the Members owning at least fifty-one percent (51%) of the Common Voting Units entitled to appoint or vote for such Manager.

          (d) At any time that the ownership of Units held by members of the Argosy Group decreases to a level that would no longer entitle Argosy to appoint the Argosy Managers that had been appointed pursuant to SECTION 3.1(b), the Argosy Managers shall resign. At any time that the ownership of Units held by members of the Hancock Group decreases to a level that would no longer entitle Majority Hancock Holders to appoint the Hancock Manager that had been appointed pursuant to SECTION 3.1(b), the Hancock Manager shall resign.

          (e) Within thirty (30) days after the removal, resignation or death of any Manager, the Managers then serving shall select one natural person, who may but need not be a Member, to fill each vacancy created thereby; PROVIDED, THAT, except as set forth in SECTION 3.1(b) and in the immediately succeeding sentence, to the extent a Manager has been appointed by Argosy, any replacement Manager shall be appointed by Argosy and to the extent that a Manager has been appointed by the Majority Hancock Holders, any replacement Manager shall be appointed by the Majority Hancock Holders. In the event that David F. Myers, Jr. ceases to be a Manager for any reason whatsoever, the replacement Manager for David F. Myers, Jr. appointed by Argosy shall be subject to the approval of the Majority Hancock Holders so long as the Majority Hancock Holders are entitled to appoint the Hancock Manager. In addition, the board of directors or managers of any Subsidiary of the Company shall be composed of designees chosen in like manner and proportion as the Managers or in such other manner chosen by the Managers with Required Approval.

          (f) Each Member who is a holder of not less than 2.5% of the Common Units on a fully diluted basis (including Citizens Capital, Inc.) is entitled to have one representative designated by such Member, at such Member's sole cost and expense, attend all meetings of the Managers in the capacity of a nonvoting observer who may participate in discussions and, in this respect, copies of all notices, minutes, consents, and other materials that the Company provides to its Managers shall be given to such representative; PROVIDED, HOWEVER, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, PROVIDED, FURTHER, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative or if such Member or its representative is a direct competitor of the Company.

          3.2 MANAGEMENT. The Managers shall, except as otherwise expressly provided herein or by applicable law, be responsible and have sole authority for all aspects of the management and direction of the Company and shall have all of the authorities permitted to be exercised by managers under the Delaware Act in furtherance thereof. No Member (other than a Manager or an Officer) shall have the right, power or authority to act for or on behalf of the Company. Except as otherwise expressly provided herein or by applicable law, the vote of a majority of the Managers shall be the act of the Managers. The Managers shall not meet less often than quarterly. Without limiting the generality of the foregoing, but subject to the limitations set forth herein and in applicable law, the authority of the Managers shall include, but not be limited to:

          (a)     Employing or otherwise engaging officers of the Company.

          (b) Negotiating, approving and executing contracts and incurring obligations on behalf of the Company outside of the ordinary course of business.

          (c) Supervising the capital structure of the Company and negotiating, approving and binding the Company to operating and capital financing arrangements, including capital assessments and debt and equity financings.

          (d) Establishing financial policies, determining distributions, and overseeing maintenance of the books of account and other records for the Company.

          (e) Delegating to any Members such responsibilities and authority as may, in the judgment of the Managers, be appropriate.

          (f)     Overseeing and reviewing compensation.

          (g) Admitting additional Members into the Company, and establishing the terms and conditions applicable thereto.

          (h)     Reviewing annual operating plans and budgets of the Company.

          3.3 RESTRICTIONS. Without first obtaining Required Approval, the Company shall not:

          (a) and shall not permit any Subsidiary to authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) and whether in a public offering registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") or pursuant to a private placement exempt from registration thereunder, of any equity securities or any securities or rights (other than debt securities) convertible into or exercisable or exchangeable for any equity securities, other than, in the case of the Company, (v) issuances to a Regulated Member as contemplated hereby, (w) issuances pursuant to SECTION 2.2(d)(i), (ii) or (vii), (x) issuances pursuant to the Unit Exchange Agreement or (y) issuances of Units to existing Members and any designees permitted pursuant to SECTION 15.4 following compliance with SECTION 2.2(b) and, in the case of any Subsidiary, to the parent thereof;

          (b) and shall not permit any Subsidiary to, consolidate or merge with, or sell, assign, transfer or lease all or substantially all of its assets in a single transaction or a series of transactions to any person;

          (c) permit any Subsidiary to, directly or indirectly, issue, contingently or otherwise, and whether in a public offering registered under the Act or pursuant to a private placement exempt from registration thereunder, any shares representing an equity interest in the Subsidiary, warrants, rights or options to purchase or acquire an equity interest now or hereafter authorized for issuance except to the Company or a wholly-owned Subsidiary of the Company;

          (d) and shall not permit any Subsidiary to, transfer (other than in the ordinary course of business) any material assets or property to any Subsidiary;

          (e) acquire, or permit any Subsidiary to acquire, any interest in any business including any assumption of liabilities, contingent or otherwise, and whether by a purchase of assets, purchase of stock, merger or otherwise, or make any loans or advances to any person or entity (other than a Subsidiary) where the total consideration including the assumption of liabilities and issuance of stock is, in the aggregate, more than $15,000,000;

          (f) declare or pay any dividend or make any distribution on the Units (other than pursuant to SECTION 5.1(a)), and except in connection with the repurchase of Class C Common Units from management in which the purchase price is paid solely by cancellation of amounts owed to the Company under non-recourse notes from such management, the Company shall not, and shall not cause or, the extent of its power to do so, permit any Subsidiary to, purchase, redeem or otherwise acquire or retire for value any of the Units;

          (g) make any amendment to the Certificate of Formation of the Company or this Agreement, or file any resolution of the Managers with the Secretary of State of the state pursuant to the laws of which the Company is then organized;

          (h) make acquisitions of other than wholly owned subsidiaries or make any dispositions of the Company's equity interest in any of its material Subsidiaries other than to a wholly owned subsidiary;

          (i) permit any Subsidiary to become subject to, (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would restrict the right of such Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any indebtedness owed to, the Company that would be more restrictive than the Securities Purchase Agreement, the Note Agreement and the Credit Agreement as in effect as of the original date thereof;

          (j) hire or terminate the employment of the any member of senior management of the Company;

          (k) except in connection with repurchases or redemptions of Units as contemplated herein, incur indebtedness for borrowed money in excess of $5,000,000;

          (l) increase the compensation or issue additional equity as compensation to executive officers of the Company or its Subsidiaries; and

          (m) enter into any transaction, whether related to property or services, with an Affiliate of any Member.

In connection with a merger, sale, consolidation, assignment, transfer or lease of all or substantially all of the assets of the Company in a single transaction or a series of related transactions, the surviving entity shall be required to have bylaws, operating agreements and/or shareholder agreements (as the case may be) with terms and provisions substantially identical to this Agreement.

          3.4 PROCEDURES. The Managers may adopt such rules, regulations and procedures for the conduct of the Company's business as the Managers, from time to time, deem appropriate.

          3.5     DESIGNATION OF CHAIRMAN AND OFFICERS.

          (a) The Managers shall designate one of the Managers to be Chairman of the Company. The Chairman shall not have any day-to-day operating responsibilities except for those responsibilities assigned to the Chairman by Managers constituting a majority of the Managers that includes at least one Argosy Manager.

          (b) The Managers shall elect officers of the Company, including a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer of the Company, and may elect or appoint one or more Vice Presidents and such other officers of the Company as the Managers may determine ("OFFICERS"). No Officer need be a resident of the State of Delaware or a Member. The Managers may use descriptive words or phrases to designate the standing, seniority or area of special competence of the Officers elected or appointed. Any two or more offices may be held by the same person. All Officers as between themselves and the Company shall have such authority and perform such duties in the management of the Company as may be provided in SECTIONS 3.5 through 3.11 or as the Managers may from time to time determine, and may act on behalf of the Company in the manner and regarding such matters as is provided for in SECTIONS 3.5 through 3.11 or as may be authorized by the Managers. From time to time the Managers may establish, increase, reduce or otherwise modify responsibilities of the Officers of the Company or may create or eliminate offices as the Company may consider appropriate. The initial Officers of the Company are as follows:

                  Chief Executive Officer           Robert A. Peterson
                  President                         Robert A. Peterson
                  Executive Vice President          David F. Myers, Jr.
                  Executive Vice President-
                   Sales and Marketing              Robert J. Larsen
                  Secretary                         DavidF. Myers, Jr.

                  Chief Financial Officer           David F. Myers, Jr.

          (c) The salaries or other compensation, if any, of the Officers and agents of the Company shall be fixed from time to time by the Managers. Each Officer elected by the Managers shall serve until his or her successor is duly elected or, if earlier, until his or her death, resignation or removal in the manner provided herein. A vacancy in any office because of death, resignation, removal, or any other cause shall be filled by the Managers.

          (d) Any Officer may resign at any time by so notifying the Managers and the Secretary in writing. Such resignation shall take effect upon receipt of such notice or at such later time as is therein specified, and unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. Any Officer elected by the Managers may be removed with or without cause by the Managers whenever in their judgment the best interest of the Company shall be served thereby. The election of an individual as an Officer shall not of itself create a right to continued employment with the Company.

          3.6 THE CHIEF EXECUTIVE OFFICER. Subject to the limitations imposed by the Managers, the Chief Executive Officer shall have general powers and duties of supervision and direction of the business and employees of the Company and, in addition, shall have such other powers and duties as the Managers assign to him or her; and shall see that all orders and resolutions of the Managers are carried into effect.

          3.7 THE PRESIDENT. The President shall have such powers and duties as the Managers and Chief Executive Officer assigns to him or her.

          3.8 VICE PRESIDENT. The Vice President or, if there shall be more than one, the Vice Presidents, if any, in the order of their seniority or in any other order determined by the Managers, shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Managers and Chief Executive Officer assigns to him or her or to them.

          3.9 SECRETARY. The Secretary, if present, shall act as secretary of all meetings of the Members and the Managers; shall keep the minutes thereof in the proper book or books to be provided for that purpose; shall see that all notices required to be given by the Company or the Managers are duly given and served; shall have charge of the books, records and papers of the Company relating to its organization and management and shall see that the reports, statements and other documents required by law are properly kept and filed at the Company's principal office; and shall, in general, perform all the duties as from time to time may be assigned to him or her by the Managers and the Chief Executive Officer.

          3.10 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have charge and custody of, and be responsible for, all funds, securities and books of the Company; and, in general, perform all the duties as from time to time may be assigned to him or her by the Managers and the Chief Executive Officer.

          3.11 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Managers and the Chief Executive Officer.

                                   ARTICLE IV.

                                     CAPITAL

          4.1     INITIAL CAPITAL CONTRIBUTIONS.

          (a) Each Member existing as of the date of this Agreement has made Capital Contributions to the Company in the amount set forth opposite such Member's name on SCHEDULE A attached hereto. As of the date hereof, the number and type of Units held by each Member shall be as set forth opposite his or its name on SCHEDULE A attached hereto. Each Additional Member shall be required to make a Capital Contribution to the Company and receive therefor Units in the Company, in cash or in kind and in amounts to be determined by the Managers pursuant to this Agreement and, if required, agreed to by such Additional Members prior to his or her admittance into the Company.

          (b) No holder of Warrant Units (in their capacity as such) shall be required to make any Capital Contribution with respect to such Warrant Units.

          4.2 IN-KIND CAPITAL CONTRIBUTIONS. Members who, with the consent of the Managers, have made or will make in-kind Capital Contributions, shall be solely and personally responsible for any Tax liability that may be imposed upon them with respect to the sale of the contributed asset by the Company.

          4.3 ADDITIONAL CAPITAL CONTRIBUTIONS. Except as otherwise agreed to in writing by such Member, no Member shall be required to make any Capital Contribution after such person's admittance as a Member.

          4.4 INTEREST. Members are not entitled to the payment of interest on their capital contributions or on the balance of their Capital Accounts.

          4.5 CAPITAL ACCOUNTS. The Company shall maintain a separate Capital Account for each Unitholder according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Managers), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property. For purposes of computing the amount of any item of Company income, gain, loss or deduction to be allocated pursuant to ARTICLE V and to be reflected in the Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); PROVIDED THAT:

                  (i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulation
          Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for federal income tax purposes.

                  (ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

                  (iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

                  (iv) Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property's Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

                  (v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

Any references in this Agreement to the Capital Accounts of a Member shall be deemed to refer to such Capital Account as the same may be increased or decreased from time to time as set forth herein.

          4.6 NEGATIVE CAPITAL ACCOUNTS. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member's Capital Account (including upon and after dissolution of the Company).

          4.7 NO WITHDRAWAL. Except as expressly provided herein, no Member shall be entitled to withdraw any part of such Member's Capital Contribution or Capital Account or to receive any Distribution from the Company.

          4.8 COMPANY ASSETS. All Company assets shall be in the name of the Company, and no Member shall have any rights in any Company assets unless otherwise specifically agreed to in writing by the Company.

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                                   ARTICLE V.

                        PROFITS, LOSSES AND DISTRIBUTIONS

          5.1     DISTRIBUTIONS.

          (a) The Managers may in their sole discretion make Distributions at any time or from time to time; PROVIDED, HOWEVER, that within fifteen (15) days after the end of each quarter the Company shall, subject to any restrictions contained in the financing agreements to which the Company or any of its Affiliates is a party, make distributions of cash ("TAX DISTRIBUTIONS") to each holder of Units in an aggregate amount equal to the product obtained by multiplying such holder's allocable share of the Company's net taxable income (reduced by such holder's unused losses previously allocated to such holder by the Company) by a percentage equal to the sum of the maximum marginal federal, state and local income tax rates applicable to any Member or its partners, members or stockholders without regard to the tax status or any other tax liabilities or credits to which a Member may be subject or entitled. Tax Distributions made to a Member shall be treated as an advance against Distributions made to such Member pursuant to SECTION 5.1(c); it being understood, however, that Members shall have no obligation to return any Tax Distributions received by them except to the extent required by the Delaware Act.

          (b) Except as provided elsewhere herein, no Member shall be entitled to any Distribution in return of a Capital Contribution.

          (c) Except as otherwise set forth in SECTIONS 5.1(a), each Distribution shall be made in the following order and priority:

                  (i) First, to the holders of Preferred Units, an amount equal to the aggregate Unpaid Preferred Yield with respect to such holders' outstanding Preferred Units (including, without limitation, Warrant Preferred Units) (in the proportion that each holder's share of Unpaid Preferred Yield bears to the aggregate Unpaid Preferred Yield with respect to all Preferred Units (including, without limitation, Warrant Preferred Units) outstanding immediately prior to such Distribution) until each such holder has received Distributions under this clause(i) in respect of such holder's Preferred Units (including, without limitation, Warrant Preferred Units) in an amount equal to the Unpaid Preferred Yield on such holder's outstanding Preferred Units (including, without limitation, Warrant Preferred Units) immediately prior to such distribution, and no Distribution or any portion thereof may be made under any of the other paragraphs below until the entire amount of the Unpaid Preferred Yield on the outstanding Preferred Units (including, without limitation, Warrant Preferred Units) immediately prior to such distribution has been paid in full; and

                  (ii) Second, to the holders of Preferred Units in an amount equal to the sum of the aggregate Unreturned Preferred Capital with respect to such holder's outstanding Preferred Units (including, without limitation, Warrant Preferred Units) (in the proportion that each holder's share of the Unreturned Preferred Capital with respect to Preferred Units (including, without limitation, Warrant Preferred Units) bears to the aggregate amount of Unreturned Preferred Capital with respect to all such Preferred Units (including, without limitation, Warrant Preferred Units) outstanding immediately prior to such Distribution) until each such holder has received Distributions under this clause(ii) in respect of such holder's Preferred Units in an amount equal to the Unreturned Preferred Capital with respect to such holder's outstanding Preferred Units (including, without limitation, Warrant Preferred Units) immediately prior to such Distribution, and no Distribution or any portion thereof may be made under clause (iii) below until the entire amount of the Unreturned Preferred Capital with respect to the outstanding Preferred Units (including, without limitation, Warrant Preferred Units) immediately prior to the time of such Distribution has been paid in full; and

                  (iii) Third, to the holders of the Common Units, an amount equal to the amount of such Distribution that has not been distributed pursuant to paragraphs (i) and (ii) above (ratably among such holders based upon the number of outstanding Common Units held by each such holders immediately prior to such Distribution).

          (d) Each Distribution pursuant to SECTION 2.1(d) or SECTION 5.1 shall be made to the Persons shown on the Company's books and records as Members as of the date of such Distribution; PROVIDED, HOWEVER, that any transferor and transferee of Units may mutually agree as to which of them should receive payment of any Distribution under SECTION 2.1(d) or SECTION 5.1(a).

          (e) Notwithstanding any provision in this Agreement to the contrary, including without limitation the provisions of this SECTION 5.1, any Member may elect, by notice in writing to the Managers or the liquidating trustee as applicable, to decline the receipt of distributions in kind if the receipt thereof would cause such Member to be in violation of any applicable law or regulation, in which event the Managers or liquidating trustee shall use reasonable efforts to cause the property which would otherwise have been distributed to such Member to be disposed of and the proceeds of such disposition to be distributed to such Member, or make other arrangements approved by such Member.

          5.2 ALLOCATIONS. Except as otherwise provided in SECTION 5.3, Profits and Losses for any Fiscal Year or portion thereof shall be allocated among the Unitholders in such a manner that, as of the end of such Fiscal Year, the sum of (i) the Capital Account of each Unitholder, (ii) such Unitholder's share of Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(g)) and (iii) such Unitholder's partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)) shall be equal to the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under the Delaware Act, determined as if the Company were to (i) liquidate the assets of the Company for an amount equal to their Book Value and (ii) distribute the proceeds of liquidation pursuant to SECTION 12.1.

          5.3     SPECIAL ALLOCATIONS.

          (a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable

Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Unitholders in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

          (b) Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated to the Common Unitholders, ratably based upon the number of outstanding Common Units held by each such Common Unitholder immediately prior to such allocation. Except as otherwise provided in SECTION 5.3(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Unitholder shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation
Section 1.704-2(f). This SECTION 5.3(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation
Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

          (c) If any Unitholder that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of SECTIONS 5.3(a) and 5.3(b) but before the application of any other provision of this
ARTICLE IV, then Profits for such Taxable Year shall be allocated to such Unitholder in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This SECTION 5.3(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

          (d) Profits and Losses described in SECTION 4.5(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

          (e) If, and to the extent that, any Unitholder is deemed to recognize any item of income, gain, loss, deduction or credit as a result of any transaction between such Unitholder and the Company pursuant to Code Sections 1272-1274, 7872, 483, 482 or any similar provision now or hereafter in effect, and the Managers determine that any corresponding Profit or Loss of the Company should be allocated to the Unitholder who recognized such item in order to reflect the Unitholder's economic interests in the Company, then the Board may so allocate such Profit or Loss.

          5.4     TAX ALLOCATIONS.

          (a) The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Unitholders in accordance with the allocation of such income, gains, losses, deductions and credits among the Unitholders for computing their Capital Accounts; except that if any such allocation is not permitted by the Code or other applicable law, the Company's subsequent income, gains, losses, deductions and credits will be allocated among the Unitholders so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

          (b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Unitholders in accordance with Code Section704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.

          (c) If the Book Value of any Company asset is adjusted pursuant to the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section704(c).

          (d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Unitholders according to their interests in such items as determined by the Board taking into account the principles of Treasury Regulation Section1.704-1(b)(4)(ii).

          (e) Allocations pursuant to this SECTION 5.4 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement.

          5.5 CURATIVE ALLOCATIONS. The allocations set forth in SECTION 5.3 (the "REGULATORY ALLOCATIONS") are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Unitholders intend to allocate Profit and Loss of the Company or make Company Distributions. Accordingly, notwithstanding the other provisions of this ARTICLE V, but subject to the Regulatory Allocations, income, gain, deduction, and loss shall be reallocated among the Unitholders so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Unitholders to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Unitholders anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Unitholders so that the net amount of the Regulatory Allocations and such special allocations to each such Unitholder is zero. In addition, if in any Fiscal Year or portion thereof there is a decrease in partnership minimum gain, or in partner nonrecourse debt minimum gain, and application of the minimum gain chargeback requirements set forth in SECTION 5.3(a) or SECTION 5.3(b) would cause a distortion in the economic arrangement among the Unitholders, the Unitholders may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement.

                                   ARTICLE VI.

                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

          6.1 RECORDS; ACCOUNTING AND NOTICE. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company's business, and each Unitholder shall have reasonable access to and be allowed to visit and inspect any of the properties (including the unprivileged books and records) of the Company and its subsidiaries, subject to, if the Company requests, the prior execution of appropriate confidentiality and nondisclosure agreements. In addition, the Company shall provide to each Unitholder any quarterly and annual financial statements of the Company and its Subsidiaries that are provided to its senior lenders. The Company shall also provide to each Unitholder notice of the acceleration of the unpaid principal amount of indebtedness for borrowed money with its or its Subsidiaries' senior lenders. All matters concerning (i) the determination of the relative amount of allocations and distributions among the Members pursuant to ARTICLES V and (ii) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Managers, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

          6.2 FISCAL YEAR. The Fiscal Year of the Company shall end on December 31 of each year or such other annual accounting period as may be established by the Managers.

          6.3 TRANSMISSION OF COMMUNICATIONS. Each Person that owns or controls Units on behalf of, or for the benefit of, another Person or Persons shall be responsible for conveying any report, notice or other communication received from the Managers to such other Person or Persons.

                                  ARTICLE VII.

                                   TAX MATTERS

          7.1 PREPARATION OF TAX RETURNS. The Company shall arrange for the preparation and timely filing of all returns required to be filed by the Company.

          7.2 TAX ELECTIONS. The Taxable Year shall be the Fiscal Year set forth in SECTION 6.2, unless the Managers shall determine otherwise in their sole discretion and in compliance with applicable laws. The Managers shall, in their sole discretion, determine whether to make or revoke any available election pursuant to the Code. Each Member will upon request supply any information necessary to give proper effect to such election.

          7.3 TAX CONTROVERSIES. David F. Myers, Jr. is hereby designated the Tax Matters Member and is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. The Tax Matters Member shall keep all Members fully informed of the progress of any examinations, audits or other proceedings, and all Members shall have the right to participate in any such examinations, audits or other proceedings. Notwithstanding the foregoing, the Tax Matters Member shall not settle or otherwise compromise any issue in any such examination, audit or other proceeding without first obtaining approval of the Managers.

                                  ARTICLE VIII.

                                 NON-COMPETITION

          8.1 NONCOMPETE. Except with the prior written consent of the Managers, in their sole discretion, no Member Employee shall, while a Member of the Company and for twenty-four (24) months following termination of membership for any reason other than the dissolution, winding up or liquidation of the Company, be an officer, director, agent, employee, consultant, committee-member of, or have a direct or indirect five percent (5%) or greater equity interest in, any business located anywhere in the world, if such business (a "COMPETITOR") engages in the manufacturing and/or marketing of personal protection and safety equipment products primarily intended for use in the workplace, including respiratory equipment, hand protection, hearing protection, eye, hand, face and foot protection, industrial first aid, fall protection, high-voltage lineman equipment, eye wash, and dermatological and single-use applicators for surgical protection.

          8.2 NONSOLICITATION. Each Member who is also an employee acknowledges and agrees such Member will have access to confidential information of the Company and its Subsidiaries. Therefore, while a Member of the Company and for a period of twenty four (24) months after the termination of membership for any reason other than dissolution, winding up or liquidation of the Company, such Member shall not, without the prior written consent of the Company, directly or indirectly: (a) call-on, solicit, service, advise or encourage any customer, prospective customer, partners, vendors, or strategic alliance participants of the Company or any Subsidiary to withdraw, curtail, or cancel its business with the Company or any Subsidiary; or (b) employ or retain or solicit for employment or arrange to have any other person, firm, or other entity employ or retain or solicit for employment or otherwise participate in the employment or retention of any employee, prospective employee, consultant or independent contractor of the Company or any Subsidiary in any business that provides or offers products or services that are competitive with, are similar to, or may be used as substitutes for the products and services offered by the Company or any Subsidiary. Nothing in this Section shall be deemed to prohibit the acquisition or holding for mere passive investment purposes by such Member of not more than two percent (2%) of the shares or other securities of a publicly traded corporation if such securities are regularly traded on a national securities exchange or over the counter.

          8.3 ENFORCEABILITY. The Members intend that this ARTICLE VIII be enforced to the fullest extent permissible under applicable law and by injunctive or other appropriate equitable relief. If any portion of this ARTICLE VIII is found to be unenforceable, the Members intend that the remaining provisions shall be fully enforced upon their terms.

          8.4 REASONABLE RESTRICTIONS. Each Member agrees that this ARTICLE VIII is fair and reasonable, and that this ARTICLE VIII will not unfairly or unreasonably restrict such Member's ability to earn a living or pursue his or her chosen career or profession.

                                   ARTICLE IX.

                             TRANSFER AND WITHDRAWAL

          9.1 RESTRICTIONS ON TRANSFER OF SECURITIES. The holders of Securities shall not Transfer any interest in any Securities except for Transfers (i) with the prior written consent of all of the Disinterested Managers (which consent may be granted or withheld in their sole discretion),
(ii) within each Member's Family Group, if an individual, or to such Member's Affiliates or any other Securityholder, if not an individual, (iii) pursuant to a Public Sale, (iv) pursuant to SECTION 9.4 or 9.5, (v) pursuant to a Sale of the Company, (vi) pursuant to SECTION 2.7(b) (subject to the limitations contained therein), SECTION 2.11(c) and SECTION 9.6(b) (subject to any limitations contained therein) (any such Transfer in (i) through (vi), an "EXEMPT TRANSFER"), (vii) which are Primary Warrantholder Transfers, or (viii) pursuant to the other provisions of this ARTICLE IX (including, without limitation, Secondary Warrantholder Transfers made pursuant to the provisions of
SECTION 9.2; PROVIDED THAT no holder of Securities shall Transfer any interest in any Class C Common Units within such Member's Family Group so long as any principal or interest on any promissory note issued by such Member to the Company for the purchase of Class C Common Units remains unpaid. Any Transfer by any Member of any Securities or other interest in the Company in contravention of this Agreement or which would cause the Company to not be treated as a partnership for U.S. federal income tax purposes shall be void and ineffectual and shall not bind or be recognized by the Company or any other party. No purported assignee shall have any right to any profits, losses or distributions of the Company, and the transferor shall retain all of its rights and obligations hereunder with respect to the Transfer Securities or other interest in the Company unless already a Member or until the purported assignee is admitted as a Member pursuant to SECTION 10.1.

          9.2     RIGHT OF FIRST REFUSAL.

          (a) GENERAL. Subject in all events to the general restrictions on Transfers contained in Section 9.1 and except for an Exempt Transfer, a Securityholder (a "TRANSFERRING HOLDER") that is (or a member of whose Family Group is) (i) employed by the Company or any Subsidiary may transfer (an "EMPLOYEE TRANSFER") Class A Common Units and Preferred Units held as of October 2, 1998 (together with any securities issued with respect to such Units by way of split or dividend or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization) or (ii) making a Secondary Warrantholder Transfer may make such Transfer, in each case only after first complying with the provisions of this SECTION 9.2. At least 30 days prior to making any Employee Transfer or Secondary Warrantholder Transfer (the "ELECTION PERIOD"), the Transferring Holder shall deliver a written notice (the "OFFER NOTICE") to the Company disclosing in reasonable detail the proposed number of Securities to be Transferred (the "TRANSFER SECURITIES"), the identity of the proposed Transferee and the proposed price ("OFFER PRICE") and other terms and conditions of the Transfer. No Transferring Holder may consummate any Transfer (other than an

Exempt Transfer) of such Transfer Securities during the Election Period unless the parties to such Transfer have been finally determined pursuant to this
SECTION 9.2.

          (b) COMPANY'S RIGHTS. The Company may elect to purchase all or any portion of the Transfer Securities at the Offer Price and on the terms specified in the Offer Notice by delivering written notice of such election (and specifying the number of Transfer Securities if any, it has elected to purchase) to the Transferring Holder within 10 days of receipt of the Offer Notice.

          (c) INVESTORS RIGHTS. If the Company has not elected to purchase all of the Transfer Securities within such 10 day period, the Transferring Holder shall deliver a written notice reoffering (the "REOFFER NOTICE") the remaining Transfer Securities to the Investors on the same terms as disclosed in the Offer Notice, and the Investors may elect to purchase all or any portion of the remaining Transfer Securities at the Offer Price and on the terms specified in the Reoffer Notice by delivering written notice of such election (and specifying the number of Transfer Securities, if any, it has elected to purchase) to the Company within 10 days after receipt of the Reoffer Notice. Each of the Investors shall be entitled to purchase its pro rata share of each type of Transfer Securities based on such Investor's ownership of such type of Transfer Securities. If all of the securities offered to the Investors are not fully subscribed by such Investors after such initial offer, the remaining securities shall be reoffered in the same manner by the Transferring Holder to such Investors which have elected to purchase their full allotment, except that such Investors must exercise their purchase rights within 5 days after receipt of such reoffer.

          (d) OTHER MEMBERS' RIGHTS. If the Investors have not elected to purchase all of the Transfer Securities pursuant to SECTION 9.2 (c), the Transferring Holder shall deliver a written notice reoffering (the "FINAL NOTICE") the remaining Transfer Securities to the other Securityholders on the same terms as disclosed in the Offer Notice. Each of the other Securityholders shall be entitled to purchase its pro rata share of each type of the remaining Transfer Securities based on such Securityholder's fully-diluted ownership or rights to acquire such types of remaining Transfer Securities by delivering written notice of such election (and specifying the number of Transfer Securities, if any, it has elected to purchase) to the Company within 5 days after receipt of the Final Notice. If all of the securities offered to the other Securityholders are not fully subscribed by such Securityholders after such initial offer, the remaining securities shall be reoffered in the same manner by the Transferring Holder to such Securityholders which have elected to purchase their full allotment, except that such Securityholders must exercise their purchase rights within 5 days after receipt of such reoffer.

          (e) GENERAL. If the Company, the Investors and the other Members have collectively elected to purchase all of the Transfer Securities from the Transferring Holder, the Transfer of such Transfer Units shall be consummated as soon as practical after the delivery of the election notices, but in any event within 15 days after the expiration of the Election Period. Notwithstanding the foregoing, in the event that the Members, the Investors and the Company have not collectively elected to purchase all of the Transfer Units, the Transferring Holder may, within 90 days after the expiration of the Election Period, Transfer such Transfer Units to the Transferee identified in the Offer Notice at a price no less than the price specified in the Offer Notice and on other terms no more favorable to the Transferee than offered to the Company, the Investors or the other Securityholders in the Offer Notice, the Reoffer Notice or the Final Notice, as applicable. The purchase price for such Units shall be payable solely in cash at the closing of the transaction.

          9.3     SALE OF THE COMPANY.

          (a) If the Managers (with Required Approval) approve a Sale of the Company (the "APPROVED COMPANY SALE"), the Securityholders will consent to and raise no objections against the Approved Company Sale. If the Approved Company Sale is structured as a (i) merger or consolidation, each Securityholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of Securities, each holder of Securities shall agree to sell all or, if the structure of the transaction requires otherwise (i.e., a leveraged recapitalization), substantially all of his Securities and rights to acquire Securities on the terms and conditions approved by the Managers (with Required Approval). Each Securityholder shall take all necessary or desirable actions (other than, except as provided in clause (e) below, incurring any liability) in connection with the consummation of the Approved Company Sale as requested by the Company. At least thirty (30) days prior to the proposed closing date of any Approved Company Sale, the Managers shall use commercially reasonable best efforts to give to each Securityholder written notice of the material terms of the proposed Approved Company Sale (which material terms may be set forth in a draft of the purchase and sale agreement with respect to such Approved Company Sale) and statement that the Managers, the members of the Hancock Group and the members of the Argosy Group are intending to participate in the Approved Company Sale and intend to exercise their rights under this SECTION 9.3. An executed version of a purchase and sale agreement shall be delivered to each Securityholder within a commercially reasonable time period after execution of such agreement and an Approved Company Sale shall be consummated within 150 days after the execution of a purchase and sale agreement therefor. Upon request, the Managers shall provide any Securityholder with a calculation of the anticipated consideration to be paid to such Securityholder in such Approved Company Sale. Notwithstanding the foregoing, in connection with and as part of any Approved Company Sale, the Company shall use commercially reasonable efforts to Transfer all of the outstanding shares of capital stock of CNIC in lieu of the Units of Company owned by CNIC for the same aggregate consideration that CNIC would have received had it transferred all of its Units in the Company.

          (b) The obligations of the holders of Securities with respect to the Approved Company Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Company Sale, each holder of each type of Securities participating in the Approved Company Sale shall receive the same form of consideration and the same portion of consideration such holder would have received if the aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in this Agreement (but without the Company paying any amounts in such liquidation with respect to any obligations that are being assumed by the buyer in connection with such Approved Company Sale); and (ii) if any holders of a type of Securities are given an option as to the form and amount of consideration to be received, each holder of such type of Securities shall be given the same option; PROVIDED that if any holder of Warrant Units exercises rights pursuant to Section 5 of the Warrant Agreement or otherwise becomes entitled to receive consideration with respect to its Warrant Units which is different in form or amount than other Securityholders, the obligations of each other Securityholder shall be as if the holders of Warrant Units did not hold Securities; PROVIDED FURTHER that if the capital stock of CNIC is Transferred in accordance with the last sentence of SECTION 9.3(a), the obligation of each other Securityholder shall be as if CNIC Transferred the Units of the Company and distributed the proceeds to its shareholders (with it being understood that the shareholders of CNIC shall bear the pro rata share of any obligations that CNIC would have been required to assume if it had sold Units of the Company.

          (c) If the Company or any of the holders of the Securities enter into any negotiation or transaction for which Rule506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Securities will, at the request of the Company, appoint either a purchaser representative (as such term is defined in Rule501) designated by the Company, in which event the Company will pay the fees of such purchaser representative, or another purchaser representative (reasonably acceptable to the Company), in which event such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) All holders of Securities (other than holders of Warrant Units) will bear their pro rata share (based upon their share of the proceeds received) of the costs of any sale of Securities pursuant to an Approved Company Sale to the extent such costs are incurred for the benefit of all such holders of Securities and are not otherwise paid by the Company or the acquiring party. Costs incurred by the holders of Securities (other than holders of Warrant Units) on their own behalf will not be considered costs of the Approved Company Sale. All expenses and costs of the holders of Warrant Units incurred in complying with the provisions of this SECTION 9.3 shall be for the account of and paid by the Company; PROVIDED that any holder of Warrant Units that holds Securities which are not Warrant Units shall be required to bear its pro rata share of costs and expenses in accordance with the first two sentences of this
SECTION 9.3(d).

          (e) In connection with an Approved Company Sale, the holders of the Securities may be required to make representations or warranties regarding such holder to enter into and consummate such sale and providing the purchaser with good and marketable title to the Securities being sold by such holder, free and clear of all liens created by such holder. In addition, any such holder may be required to provide indemnification with respect to the breach of any representations, warranties or covenants regarding the Company contained in the agreements relating to such sale. Any such indemnification liability of a holder described in the preceding sentence shall be several only, and not joint, and shall not in any event exceed such holder's pro rata share (based on the proceeds to be received by all of the Securityholders participating in such sale) of any such liability or exceed the proceeds received by such holder in such Approved Company Sale.

          (f) In the event that the consideration received by the Securityholders in connection with an Approved Company Sale is something other than cash or Freely Tradeable Securities (or cash held in an escrow account as security for indemnification obligations of the Securityholders incurred in connection with such Approved Company Sale), prior to consummation of such Sale of the Company, the holders of Warrants shall be entitled to exercise rights they may have pursuant to Section 5 of the Warrant Agreement. No Approved Company Sale may be

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consummated unless prior to or contemporaneously therewith the Company shall have paid in full in cash the Put Option Price for each Warrant Unit with respect to which a holder of a Warrant Unit shall have given a Put Notice under said SECTION 5 prior to such closing (or placed cash in escrow, to be released upon final determination of the Put Option Price, for the benefit of each holder of a Warrant Unit who shall have given a Put Notice under said SECTION 5 prior to such closing, an amount not less than that amount which each such holder and the Company believe is reasonably likely to be the least Put Option Price) for each such Warrant Unit.

          9.4 TAG-ALONG RIGHTS. If any Investor (the "TRANSFERRING INVESTOR") desires to Transfer all or any portion of any of its Securities to any Person(s) (other than pursuant to another Exempt Transfer), it must first deliver to all of the other Securityholders (the "OTHER SECURITYHOLDERS") a written notice (the "SALE NOTICE") in which the prospective Transferring Investor states the price and other material terms and conditions on which they propose to effect such Transfer of such Securities, or portion thereof, and the identity of the proposed Transferee(s). Such notice shall be delivered not less than 30 days prior to the closing of the proposed Transfer. Each Other Securityholder to whom such a Sale Notice is required to be given may within 15 days following receipt of the Sale Notice, give to the Company and the Transferring Investor a written notice ("TAG-ALONG NOTICE") indicating that it desires to participate in such Transfer. If any Other Securityholders have elected to participate in such Transfer, each of the Transferring Investor and such Other Securityholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms and conditions, a number of Securities of each type of Securities contemplated as being Transferred (or Warrants to acquire such Securities) equal to the product of (A)the quotient determined by dividing the number of Securities of such type owned by such person by the aggregate number of Securities of such type (or Warrants to acquire such Securities) owned by the Transferring Investor and the Other Securityholders participating in such Transfer and (B)the number of units of such type of Securities (or Warrants to acquire such Securities) to be sold in the contemplated Transfer. Notwithstanding the foregoing, (x) in the event that the Transferring Investor intends to Transfer more than one type of Securities (or Warrants to acquire such Securities), the Other Securityholders participating in such Transfer shall be required to sell in the contemplated Transfer a pro rata portion of each type of Securities (or Warrants to acquire such Securities) contemplated as being Transferred (to the extent such Other Securityholders own any Securities (or Warrants to acquire such Securities) of such other type), which portion shall be determined in the manner set forth immediately above, (y) the purchase price being paid on account of Preferred Units (or Warrants to acquire such Preferred Units) shall be allocated among the Transferring Investors transferring Preferred Units (or Warrants to acquire such Preferred Units) on the basis of the amount of Unreturned Preferred Capital and Unpaid Preferred Yield with respect to such Preferred Units (or Warrants to acquire such Preferred Units) and (z) the consideration to be received by any holder of Warrants or other rights to acquire Common Units or Preferred Units participating in such sale that has not exercised the right to acquire Common Units or Preferred Units shall be after giving effect to the exercise price therefor. No Transfer pursuant to this SECTION 9.4 shall be considered an Exempt Transfer unless the Transferring Investor has complied with the terms of this
SECTION 9.4. All expenses and costs of any Transfer pursuant to this SECTION 9.4 (other than fees and expenses of counsel to any holder of Warrant Units) shall be for the account of and paid by the Other Securityholders (other than holders of Warrant Units) participating in such Transfer;

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PROVIDED that any holder of Warrant Units that holds Securities which are not
Warrant Units shall be required to bear its pro rata share of costs and expenses in accordance with this sentence.

          9.5     TERMINATION OF EMPLOYMENT.

          (a) In the event the employment of a Member who is also an employee of the Company (or any Subsidiary thereof) is terminated for any reason, if the promissory notes evidencing such loans are still outstanding, the disposition of all Units acquired by such employee with the proceeds of loans from the Company (or any Subsidiary thereof) shall, to the extent such provisions conflict with the provisions of this SECTION 9.5, be determined by the provisions of the documents pursuant to which such loans were made (including promissory notes of such employee payable to the Company (or any Subsidiary thereof) and resolutions of Managers of the Company authorizing such loans).

          (b) Except as provided in SECTION 9.5(a) above, in the event a Member who is also an employee of the Company (or any Subsidiary thereof) voluntarily terminates his employment for any reason within two years of the date of being admitted as a Member, the Company shall have the right to purchase all or any portion of the Class C Common Units held by such Member and such Member's Family Group at the Purchase Price (as defined below) by delivering written notice to such Member within sixty (60) days after the termination of employment. If the Company has not exercised its right to purchase by delivering the notice set forth in the immediately preceding sentence or has not purchased all of the Class C Common Units held by such Member, the other Members shall have the right to purchase (pro rata on the basis of the number of Common Units held by all Members electing to purchase), all or any portion of the Class C Common Units held by such Member or such Member's Family Group that were not purchased by the Company at the Purchase Price by delivering written notice to such Member within 75 days after termination of employment. "PURCHASE PRICE" shall mean with respect to any Class C Common Units held by such Member or such Member's Family Group, the lower of (i)such Member's original cost of such Class C Common Units plus a return of ten percent (10%) per annum or (ii)the Fair Market Value of such Class C Common Units (which Fair Market Value shall in no event be lower than the quotient of the unpaid amounts of principal and interest on all notes issued by such Member to the Company for the purchase of Class C Common Units divided by the number of Class C Common Units held by such Member and such Member's Family Group). In the event that (x) the Company or the other Members do not elect to purchase any Class C Common Units pursuant to this
SECTION 9.5(b) or (y) more than two years have passed since the date of such Member's admittance as a member, such Class C Common Units may be held by such Member and such Member's Family Group subject to the terms of this Agreement or may be transferred by the Member and such Member's Family Group upon compliance with the other provisions of ARTICLE IX.

          (c) Except as provided in SECTION 9.5(a) above, in the event a Member who is also an employee of the Company (or any Subsidiary thereof) involuntarily terminates his or her employment for any reason (including, without limitation, death or disability) or upon a material breach by the Company of his or her employment agreement with the Company (whether or not such employment or agreement exists on the date hereof), the Company shall have the right to purchase all or any portion of the Class C Common Units held by such Member and such Member's Family

Group at Fair Market Value (or at the lower of cost or Fair Market Value, if such Member is terminated for Cause) by delivering written notice to such Member within sixty (60) days after the termination of employment. If the Company has not exercised its right to purchase by delivering the notice set forth in the immediately preceding sentence or has not purchased all of the Class C Common Units held by such Member and such Member's Family Group, the other Members shall have the right to purchase (pro rata on the basis of the number of Common Units held by all Members electing to purchase) all or any portion of the Class C Common Units held by such Member or such Member's Family Group that were not purchased by the Company at Fair Market Value (or at the lower of cost or Fair Market Value, if such Member is terminated for Cause) by delivering written notice to such Member within 75 days after termination of employment. Notwithstanding the foregoing, at such Member's option, unless such Member is terminated for Cause, such Member may elect to defer the sale of his or her Class C Common Units (and the determination of Fair Market Value) to the date which is the one year anniversary of his or her termination of employment. For the purposes of this SECTION 9.5, the reasonable expense of second and third valuations, if any, made pursuant to SECTION 2.1(b)(i) shall be borne by the Company. In the event that the Company and the other Members do not elect to purchase any Class C Common Units pursuant to this SECTION 9.5, such Class C Common Units may be held by such Member and such Member's Family Group subject to the terms of this Agreement or may be transferred by the Member and such Member's Family Group upon compliance with the other provisions of this ARTICLE IX.

          (d) For purposes of this SECTION 9.5, Units owned by a Member shall include all options, rights and warrants to acquire Class C Common Units of the Company owned by such Member (provided that the Fair Market Value thereof in all events shall be net of any exercise price thereof); provided that, to the extent of any inconsistency, the terms contained in the documents pursuant to which such options, rights or warrants were granted shall govern.

          9.6     WITHDRAWAL OF MEMBERS.

          (a) Except as otherwise provided in SECTION 9.6(b), no Securityholder shall have the power or right to withdraw or otherwise resign from the Company except, simultaneous with the Transfer of all of a Securityholder's Securities in a Transfer permitted by this Agreement and, if such Transfer is to a Person that is not a Securityholder, the admission of such person or entity as a Securityholder pursuant to SECTION 10.1.

          (b) Notwithstanding any provision of this Agreement to the contrary, any Member may elect, upon written notice to the Managers, to withdraw from the Company, or make a partial withdrawal any time in the manner herein provided, if such Member shall obtain and deliver to the Managers an opinion of counsel (who may be independent counsel or an employee of such Member or an affiliate of such Member, and who shall be reasonably satisfactory to the Managers) that such Member has a Regulatory Problem or will have a Regulatory Problem if such Member were to continue as a Member or if such partial withdrawal were not effected. Upon such withdrawal, the Company shall repurchase such withdrawing Member's Units at the lower of Fair Market Value upon the date of such withdrawal and Fair Market Value upon a Sale of the Company, assuming that such Units were still outstanding, with a subordinated note that shall mature and become due and payable on the fifth day following a Sale of the Company, shall be non-interest bearing, and shall otherwise have terms reasonably designated by the Managers.

          9.7 LEGEND. In the event that certificates representing the Units are issued, such certificates will bear the following legend:

          "THE UNITS REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON _______________, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE UNITS REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE LIMITED LIABILITY COMPANY AGREEMENT, DATED AS OF FEBRUARY17, 2000 GOVERNING THE ISSUER (THE "COMPANY") AND BY AND AMONG ITS MEMBERS, AS SUCH MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          9.8 TRANSFER COST CONSIDERATIONS. Any capital gains, income, transfer, gift or other taxes imposed upon any transferor or transferee as a result of any conveyance of any interest in the Company shall be exclusively the responsibility of the person upon whom such tax is imposed; the Company shall have no responsibility whatsoever for such tax. In the event that any tax, expense (including legal and accounting fees) or cost is incurred by or imposed upon the Company as a result of any conveyance of an interest in the Company, except as a result of the Company's issuing or purchasing any interest in the Company, the Member conveying such interest shall indemnify, or cause the transferee to indemnify, the Company for such tax, expense or cost.

                                   ARTICLE X.

                              ADMISSION OF MEMBERS

          10.1 SUBSTITUTED MEMBERS. In connection with the permitted transfer of a Unit, the transferee shall become a Substituted Member on the effective date of such transfer, which effective date shall not be earlier than the date of compliance with the conditions to such transfer (without the Managers or any Member consent unless one of the conditions to such transfer is that Managers or Member consent is required for the admission of such transferee, in which case such consent must first be obtained), and such admission shall be shown on the books and records of the Company.

          10.2 ADDITIONAL MEMBERS. Notwithstanding anything contained herein to the contrary, a Person may be admitted to the Company as an Additional Member and issued Units only upon furnishing to the Managers (a) a letter of acceptance, in form satisfactory to the Managers, of all the terms and conditions of this Agreement, and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person's admission as a Member. Such admission shall become effective on the date that such conditions have been satisfied.

          10.3 OPTIONHOLDERS. Except in the case of the holders of the Warrants as otherwise set forth herein, no person or entity that holds securities (including, without limitation, options, warrants or rights) exercisable, exchangeable or convertible into Units ("OPTIONHOLDER") shall have any rights with respect to such Units until such person or entity is actually issued Units upon such exercise, exchange or conversion and, if such person or entity is not then a Member, is admitted as a Member pursuant to SECTION 10.2. Each Optionholder that is also a Member agrees to be bound by all of the obligations of an Optionholder set forth herein, including, without limitation, those set forth in SECTION 9.3.

                                   ARTICLE XI.

                                  INCORPORATION

If at any time the Managers (with Required Approval) approve the incorporation (whether by merger, exchange, contribution, a combination of the foregoing or otherwise) of the Company (whether in connection with a public offering of any of the equity securities of the Company to be registered under the Securities Act or otherwise), each Securityholder, each holder of rights to acquire units and the Company will take all necessary or desirable actions in connection with the incorporation of the Company and, if applicable, the consummation of such registered offering approved by the Managers, subject to SECTION 3.3(a). Without limiting the generality of the foregoing, each holder of Securities hereby waives any dissenters rights, appraisal rights or similar rights in connection with any such incorporation of the Company and transactions entered into in connection therewith. The incorporation of the Company will be effected in such a manner so that, immediately thereafter, either (i) each Securityholder holds common stock having an aggregate value equal to the Fair Market Value of all of the Securities held by such Securityholder immediately prior to such incorporation or (ii) each Securityholder receives one or more classes of capital stock that, to the fullest extent possible, maintain and contain terms reflecting, the relative rights and preferences of the Securities previously held by such Securityholder. In no event shall the provisions of this Article XI abrogate or otherwise modify the rights or obligations, if any, of the holders of the Warrants and the Warrant Units as set forth in the Warrant Agreement and the holders of Securities as set forth in the Registration Rights Agreement.

                                  ARTICLE XII.

                                   LIQUIDATION

          12.1 DISSOLUTION. Upon dissolution of the Company, the assets of the Company shall be liquidated by the Managers (or a Liquidating Trustee appointed by the Managers, which may

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be a Member) as promptly as possible, but in an orderly and businesslike manner so as not to involve undue sacrifice, and will apply and distribute the proceeds thereof in the following priority, unless otherwise required by applicable law:

          (a) to pay all creditors of the Company, in the order of priority provided by law; and

          (b) after the payment of all debts, liabilities and obligations of the Company, to distribute to the Members their respective shares of the remaining assets, if any pursuant to SECTION 5.1(c).

          12.2 ACCOUNTING. Within one hundred eighty (180) days after completion of final distributions, the Managers or Liquidating Trustee shall cause to be prepared by a firm of certified public accountants a statement setting forth the assets and liabilities of the Company as at the date of dissolution, which statement shall be furnished to all of the Members.

          12.3 COMPENSATION OF TRUSTEE. The Liquidating Trustee, if engaged, shall be entitled to receive reasonable compensation.

                                  ARTICLE XIII.

                                    INDEMNITY

          13.1 INDEMNIFICATION. Every person (and the heirs, executors and administrators of such person) who is or was a Securityholder, Manager, officer, employee or agent of the Company or of any other company, including another company, partnership, joint venture, trust or other enterprise which such person serves or served as such at the request of the Company shall be indemnified by the Company against all judgments, payments in settlement (whether or not approved by court), fines, penalties and other reasonable costs and expenses (including fees and disbursements of counsel) imposed upon or incurred by such person in connection with or resulting from any action, suit, proceeding, investigation or claim, whether civil, criminal, administrative, legislative or other (including any criminal action, suit or proceeding in which such person enters a plea of guilty or nolo contendere or its equivalent), or any appeal relating thereto which is brought or threatened by any other person, governmental authority or instrumentality (herein called a "THIRD-PARTY ACTION") and in which such person is made a party or is otherwise involved by reason of his or her being or having been such Securityholder, Manager, officer, employee, or agent or by reason of any action or omission, or alleged action or omission by such person in his or her capacity as such Securityholder, Manager, officer, employee or agent if either (a) such person is wholly successful, on the merits or otherwise, in defending such third-party action or (b) in the judgment of a court of competent jurisdiction or, in the absence of such determination, in the judgment of the Managers of the Company, such person acted in good faith and in what he or she reasonably believed to be the best interest of the Company or such other company and, in addition, in any criminal action, had no reasonable cause to believe that his or her conduct was unlawful. In case such person is successful, on the merits or otherwise, in defending part of such action, or, in the judgment of such a court or the Managers, has met the applicable standard of conduct specified in the preceding sentence with respect to part of such action, he or she shall be indemnified by the Company against the judgments, settlement payments, fines, penalties, and other costs and expenses attributable to such part of such action.

          The foregoing rights of indemnification shall be in addition to any rights which any such Securityholder, Manager, officer, employee or agent may otherwise be entitled.

          In any case in which, in the judgment of the Managers, any such Member, Manager, officer or employee will be entitled to indemnification under the foregoing provisions of this ARTICLE XIII, such amounts as they deem necessary to cover the reasonable costs and expenses incurred by such person in connection with the action, suit, proceeding, investigation or claim prior to final disposition thereof may be advanced to such person upon receipt of an undertaking by or on behalf of such person to repay such amounts if it is ultimately determined that he or she is not so entitled to indemnification.

                                  ARTICLE XIV.

                                   DEFINITIONS

          14.1 CERTAIN DEFINITIONS. For the purpose of this Agreement, the following terms have the meanings set forth below:

          "ADDITIONAL MEMBER" means a Person admitted to the Company as a Member pursuant to Section10.2.

          "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Unitholder, the deficit balance, if any, in such Unitholder's Capital Account as of the end of the relevant Taxable Year, after giving effect to the following adjustments:

          (i) Credit to such Capital Account any amounts which such Unitholder is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

          (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Regulations.

          The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          "AFFILIATE" of any Person means any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question.

          "ARGOSY GROUP" means Argosy, Canadian Imperial Bank of Commerce, CIBC WMV Inc., CIBC WMC Inc., CIBC Wood Gundy Ventures, Inc., Co-Investment Merchant Fund 2, L.L.C., any other Person designated as such pursuant to this definition, and each of their respective Affiliates, successors, and, to the extent that the assignor designates such assignee as a member of the "Argosy Group" by notifying the Company and the Securityholders, assigns.

          "BASE RATE" means a rate per annum equal to the United States corporate base rate announced by the Canadian Imperial Bank of Commerce from time to time, changing when and as such rate changes.

          "BHCA REGULATED MEMBER" means any Member which is subject to Regulation Y of the Federal Reserve Board.

          "BOOK VALUE" means, with respect to any Company property, the Company's adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation
Section 1.704-1(b)(2)(iv)(d)-(g).

          "CAPITAL ACCOUNT" means the capital account maintained for a Member pursuant to Section 4.5.

          "CAPITAL CONTRIBUTION" means any cash, cash equivalents, promissory obligations or the Fair Market Value of other property which a Member contributes or is deemed to have contributed to the Company pursuant to
SECTION 4.1.

          "CAUSE" means, with respect to any Member who is an employee of the Company (or any Subsidiary thereof), such Member's (i) embezzlement or misappropriation of funds, (ii) conviction of a felony involving moral turpitude, (iii) commission of a material act of dishonesty, fraud, or deceit,
(iv) breach of any material provisions of any employment agreement with the Company (or any Subsidiary thereof) to which he is a party, (v) habitual or willful neglect of his duties, (vi) breach of fiduciary duty to the Company (or any Subsidiary thereof) involving personal profit or (vii) material violation of any other duty to the Company (or any Subsidiary thereof) or its Members imposed by law or by the Managers.

          "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time. All references herein to sections of the Code shall include any corresponding provision or provisions of succeeding law to the extent the Managers determines that any such amendments do not adversely affect the relative economic interests of the Members hereunder.

          "CERTIFICATE" means the Company's certificate of formation filed with the Delaware Secretary of State.

          "CNIC" means Caravelle Norcross Investment Corporation, a Delaware corporation.

          "COMMON UNITS" means, collectively, the Class A Common Units, ClassB Common Units, ClassC Common Units and Class D Common Units.

          "COMMON VOTING UNITS" means all of the Common Units other than the Class B Common Units and the Class D Common Units.

          "COMPETITOR" shall have the meaning ascribed to it in SECTION 9.1.

          "CREDIT AGREEMENT" means that Credit Agreement, dated October 2, 1998, among Norcross Safety Products L.L.C., North Safety Products Corp., Morning Pride Manufacturing L.L.C. and each of the other signatories thereto, as the same has been and may be amended, modified, supplemented or waived from time to time.

          "DEEMED PREFERRED UNIT AMOUNT" means, in respect of any Warrant Preferred Unit, an amount equal to the quotient of (a) the aggregate deemed capital amounts for all Warrant Preferred Units for all Warrantholders set forth on SCHEDULE B hereto divided by (b) the aggregate number of Warrant Preferred Units for all Warrantholders set forth on SCHEDULE B.

          "DEEMED PREFERRED YIELD" means, with respect to any Warrant Preferred Unit and Unreturned Preferred Capital in respect thereof, an amount accruing on such Unreturned Preferred Capital, on a daily basis, at the rate of 10% per annum, compounded on the last day of June and December of each year on (a) such Unreturned Preferred Capital plus (b) such amounts which shall have accrued for all prior semi-annual periods.

          "DELAWARE ACT" means the Delaware Limited Liability Company Act, 6 Del.L. Section 18-101, ET.SEQ., as it may be amended from time to time, and any successor to the Delaware Act.

          "DISTRIBUTION" means each distribution made by the Company to a Member, whether in cash, property or securities of the Company and whether by liquidating distribution, redemption, repurchase or otherwise; PROVIDED THAT none of the following shall be a Distribution: (a) any redemption or repurchase by the Company of any securities, and (b) any recapitalization or exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units.

          "EFFECTIVE DATE" shall have the meaning ascribed to it in the Preamble.

          "EXEMPT TRANSFER" shall have the meaning ascribed to it in SECTION
9.1.

          "FAMILY GROUP" means a Member's spouse and descendants (whether natural or adopted) and any trust, partnership or corporation or similar entity created by or at the direction of a Member for the benefit of either the Member or the Member's spouse and/or descendants and any Affiliates of the foregoing.

          "FINANCING" means the purchase of Units by the SBIC Holder(s) hereunder from time to time.

          "FISCAL YEAR" means the Company's annual accounting period established pursuant to SECTION 6.2.

          "FREELY TRADEABLE SECURITIES" means securities: (i) which are of a class (a) of securities issued or fully guaranteed by the United States of America or any agency thereof and entitled to the full faith and credit of the United States of America, for which price quotations are routinely quoted and for which, in the opinion of the Required Warrantholders, there is a ready liquid market; or (b) both registered pursuant to either Section 12(b) or
Section 12 (g) of the 1934 Act and either listed on a national securities exchange or on the NASDAQ national market and (ii) which may be resold immediately in the public markets by each holder of Warrants or Units issued upon exercise of the Warrants without requirement of further registration under the Securities Act.

          "HANCOCK" means John Hancock Life Insurance Company, a Massachusetts mutual life insurance company or its successors.

          "HANCOCK GROUP" means Hancock, Hancock Mezzanine Partners L.P. any other Person designated as such pursuant to this definition, and each of their respective Affiliates, successors, and, to the extent that the assignor designates such assignee as a member of the "Hancock Group" by notifying the Company and the Securityholders, assigns.

          "INDEPENDENT THIRD PARTY" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Units on a fully-diluted basis (a "5% OWNER"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other persons.

          "INVESTOR" means a member of the Argosy Group or a member of the Hancock Group and "INVESTORS" means, collectively, members of the Argosy Group and members of the Hancock Group.

          "LOSSES" means items of Company loss and deduction determined according to SECTION 4.5.

          "MEMBER" means each of the members named on SCHEDULE A attached hereto and any Person admitted to the Company as a Substituted Member or Additional Member; but only so long as such Person is shown on the Company's books and records as the owner of one or more Units.

          "MEMBER EMPLOYEE" means any Member who is or at any time was an employee of the Company or any Subsidiary.

          "NON-HANCOCK AFFILIATE" shall have the meaning ascribed to it in the Note Agreement.

          "NOTE AGREEMENT" means that certain Note Agreement, dated as of the date hereof, by and among the Company, Morning Pride Manufacturing L.L.C., Norcross Safety Products L.L.C. and the other parties signatory thereto, as the same has been amended, modified, supplemented or waived from time to time.

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          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PREFERRED YIELD" means, with respect to each Preferred Unit (excluding a Warrant Preferred Unit), the amount accruing on such Preferred Unit on a daily basis, at the rate of 10% per annum, compounded on the last day of June and December of each year, on (a) the Unreturned Preferred Capital of such Preferred Unit plus (b) Unpaid Preferred Yield thereon, for all prior semi-annual periods. In calculating the amount of any Distribution to be made during a period, the portion of a Preferred Unit's Preferred Yield for such portion of such period elapsing before such Distribution is made shall be taken into account.

          "PRIMARY WARRANTHOLDER TRANSFER" means any Transfer of a Warrant or Warrant Unit other than a Secondary Warrantholder Transfer.

          "PROFITS" means items of Company income and gain determined according to Section4.5.

          "PUBLIC SALE" means any sale of Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule144 (or any similar provision then in effect) adopted under the Securities Act.

          "PURCHASERS" means each of the persons named in Annex 1 to the Warrant Agreement, together with their respective successors and assigns.

          "PUT OPTION PRICE" shall have the meaning given to such term in the Warrant Agreement.

          "REDEMPTION DISTRIBUTION" means, with respect to any Preferred Unit at any time, an amount equal to the sum of aggregate Unpaid Preferred Yield on such Preferred Unit and Unreturned Preferred Capital on such Preferred Unit at such time.

          "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other signatories thereto (as the same may be amended, modified, supplemented or waived from time to time).

          "REGULATED MEMBER" means any Member that provides satisfactory evidence to the Company that such Member's investment is subject to regulation by a governmental authority (excluding securities laws), including a BHCA Regulated Member and an SBIC Holder.

          "REGULATORY PROBLEM" means any transaction, circumstance or situation whereby (A) a Regulated Member and such Regulated Member's Affiliates would own, control or have power over a greater quantity of securities of any kind issued by the Company or any other entity than are permitted under any requirement of any governmental authority, or would cause such Regulated Member to not be able to hold an investment in or provide financing to the Company in compliance with any applicable requirement of any governmental authority, or (B) it has been asserted by any governmental regulatory agency (or such Regulated Member believes that there is a risk of such assertion) that such Regulated Member and its Affiliates are not entitled to hold the Units held by such Regulated Member or exercise any significant right with respect to the Units held by such Person or provide financing to the Company in compliance with any applicable requirement of any governmental authority.

          "REQUIRED APPROVAL" means the approval of each of (i) members of the Argosy Group holding a majority of the Class A Common Units held by members of the Argosy Group or, in lieu thereof, a majority of the Argosy Managers and (ii) members of the Hancock Group holding a majority of the Class A Common Units held by members of the Hancock Group or, in lieu thereof, the Hancock Manager.

          "REQUIRED WARRANTHOLDER APPROVAL" means, at any time, the written approval of the Required Warrantholders at such time.

          "REQUIRED WARRANTHOLDERS" means, at any time, the holders (other than the Company or any Non-Hancock Affiliate or Subsidiary) of sixty-six and two-thirds percent (66-2/3%) of the Warrant Units at such time (excluding any Warrant Units held directly or indirectly by the Company or any Non-Hancock Affiliate or any Subsidiary). For purposes of this definition, holders of Warrants at any time shall be deemed to be holders of the Units that are at such time issuable upon exercise in full of such Warrants, whether or not such holders are then entitled so to exercise such Warrants pursuant to the terms thereof. For purposes of this definition, in the event that any Non-Hancock Affiliate shall at any time acquire any Warrants, each holder of Warrants (other than Warrants held by the Company, any Subsidiary of the Company, or any Affiliate of the Company) shall be deemed to hold an additional number of Warrant Units equal to the product of (a) the number of Warrant Units held by such Non-Hancock Affiliate times (b) a fraction, the numerator of which is the number of Warrant Units held by such holder and the denominator of which is the aggregate number of Warrant Units of all holders of Warrants (other than Warrants held by the Company, any Subsidiary of the Company or any Affiliate of the Company).

          "SALE OF THE COMPANY" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) equity securities of the Company constituting a majority of the residual equity of the Company (whether by merger, consolidation, or sale or transfer of the Common Units or otherwise) or (ii) all or substantially all of Company's assets determined on a consolidated basis.

          "SBA" means the United States Small Business Administration, and any successor agency performing the functions thereof.

          "SBIC" means a Small Business Investment Company licensed by an SBA under the SBIC Act.

          "SBIC ACT" means the Small Business Investment Act of 1958, as amended.

          "SBIC Holder" means any member which is an SBIC.

          "SBIC REGULATIONS" means the SBIC Act and the regulations issued by the SBA thereunder, codified at Title 13 of the Code of Federal Regulations ("13 CFR"), Parts 107 and 121.

          "SECONDARY TRANSFER LIMIT" means, in respect of any Warrant Units which are the subject of any Transfer, an amount equal to one-third (1/3) of the total number of Warrant Units into which the Warrants issued to the original holder of such Warrant Units could have been exercised as of the date of the original issuance of such Warrants; PROVIDED that in determining such total number, equitable adjustments shall be made to reflect Unit splits, combinations, dividends, reclassifications, recapitalizations, mergers and consolidations applicable to Units in general made after the date of such original issuance.

          "SECONDARY WARRANTHOLDER TRANSFER" means a Transfer of a Warrant or Warrant Unit (a) to a Competitor or (b) if the number of Warrant Units which are the subject of such Transfer is less than the Secondary Transfer Limit in respect of such Warrant Units.

          "SECURITIES" means (i) the Units and (ii) the Warrants.

          "SECURITIES PURCHASE AGREEMENT" means collectively those separate Securities Purchase Agreements, each dated as of the date hereof, among Norcross Safety Products L.L.C., North Safety Products Inc., Morning Pride Manufacturing L.L.C. and each of the other signatories thereto, as it may be amended, modified, supplemented or waived from time to time.

          "SECURITYHOLDER" means any owner of one or more Securities as reflected on the Company's books and records.

          "SUBSIDIARY" means, with respect to any Person, (i)a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person and/or by one or more Subsidiaries thereof or (ii)any other Person (other than a corporation), including without limitation a joint venture, in which such Person, and/or one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least a majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other persons performing similar functions). For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

          "SUBSTITUTED MEMBER" means a Person that is admitted as a Member to the Company pursuant to Section10.1.

          "TAX" or "TAXES" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "TAX RETURN" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

          "TRANSFER" means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (including, without limitation, by operation of law) or the acts thereof, but explicitly excluding the exercise of any Warrant into Units, and conversions of one class of Common Unit to another class of Common Unit. The terms "TRANSFEREE," "TRANSFERRED," and other forms of the word "TRANSFER" shall have correlative meanings.

          "TREASURY REGULATIONS" means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute, proposed or final Treasury Regulations to the extent the Managers determine that any such amendments and succeeding regulations do not adversely affect the relative economic interests of the Members hereunder.

          "TYPE" of Unit means a Preferred Unit or a Common Unit, as the case may be.

          "UNIT EXCHANGE AGREEMENT" means the Unit Purchase and Exchange Agreement, dated October 2, 1998, among the Company, Argosy-Safety Products, L.P., John Hancock Mutual Life Insurance Company, CIBC Wood Gundy Ventures, Inc., Co-Investment Merchant Fund, L.L.C., Hancock Mezzanine Partners L.P., Citizens Capital, Inc., Continental Illinois Venture Corp., Caravelle Investment Fund, L.L.C., CIBC Oppenheimer Corp. and Randolph Street Partners II.

          "UNITHOLDER" means any owner of one or more Units as reflected on the Company's books and records.

          "UNPAID PREFERRED YIELD" of any Preferred Unit means, as of any date, an amount equal to the excess, if any, of (a) the aggregate Preferred Yield or, in the case of a Warrant Preferred Unit, Deemed Preferred Yield, accrued on such Preferred Unit for all periods prior to such date, over (b)the aggregate amount of prior Distributions made by the Company that constitute payment of Preferred Yield on such Preferred Unit or Deemed Preferred Yield on such Warrant Preferred Unit.

          "UNRETURNED PREFERRED CAPITAL" means, with respect to a Preferred Unit, the excess, if any, of (a) (i) if such Preferred Unit is a Warrant Preferred Unit, the Deemed Preferred Unit Amount in respect to such Warrant Preferred Unit or (ii) if such Preferred Unit is not a Warrant Preferred Unit, the Capital Contribution made in exchange for or on account of such Unit over
(b) all Distributions made by the Company on account of such Warrant Preferred Unit or Preferred Unit after all Unpaid Preferred Yield on account of such Warrant Preferred Unit or Preferred Unit shall have been paid in full.

          "WARRANT AGREEMENT" means that certain Warrant Agreement, dated as of the date hereof, by and among the Company and the other parties signatory thereto (as the same may be amended, modified, supplemented or waived from time to time).

          "WARRANT PREFERRED UNIT" means a Preferred Unit issuable or issued pursuant to the exercise of any Warrant.

          "WARRANT UNITS" means the following, without duplication, (a) Units that have been issued upon the exercise of any Warrant and Units issued to the Warrantholders, or any of them, from time to time, and (b) any Units that are issuable upon the exercise of the Warrants. Holders of Warrants at any time shall be deemed to be holders of Warrant Units described in clause (b) of this definition that are at such time issuable upon exercise in full of such Warrants, whether or not such holders are then entitled so to exercise such Warrants pursuant to the terms thereof.

          "WARRANTHOLDER" means each holder of Warrants and Warrant Units.

          "WARRANTS" means those certain Warrants to acquire Class A Common Units and Preferred Units, dated as of the date hereof, issued by the Company pursuant to the Warrant Agreement.

          14.2 OTHER DEFINITIONS. Capitalized terms used herein but not defined in SECTION 14.1 have the meaning given such term in the Section where such term is first defined in this Agreement.

                                   ARTICLE XV.
                                  MISCELLANEOUS

          15.1 WILLS. Each Member who is a natural person agrees to execute a will which shall contain a direction and authorization to his or her personal representative, executor or administrator to comply with the provisions of this Agreement and to sell his or her Units, as the case may be, in accordance with this Agreement; PROVIDED, HOWEVER, that the failure of any such Member to do so shall not affect the validity or enforceability of this Agreement.

          15.2 SPOUSAL CONSENT. Each married Member, and each such Member who, subsequent to the date hereof, marries or remarries, shall concurrently with his or her execution hereof deliver to the Managers the written consent of his or her spouse, substantially in the form attached hereto as SCHEDULE C; PROVIDED, HOWEVER, that the failure of any such Member to do so shall not affect the validity or enforceability of this Agreement.

          15.3 THIRD-PARTY BENEFICIARIES. This Agreement is not intended to nor will it confer upon any other person (other than the parties hereto) any rights or remedies; and this

Agreement is binding upon and is solely for the benefit of the parties hereto and their respective successors, legal representatives and assigns.

          15.4 DESIGNEES. Any rights granted to any Member of the Argosy Group may be delegated to any other Member of the Argosy Group and any rights granted to any Member of the Hancock Group may be delegated to any other Member of the Hancock Group.

          15.5    AMENDMENTS.

          (a) This Agreement may be amended only by the affirmative vote of a majority of the Common Voting Units (with Required Approval) or, as the result of an issuance or transfer permitted by this Agreement, by the Managers; PROVIDED THAT, no amendment or modification pursuant to this SECTION 15.5 that would adversely affect holders of one class of Securities in a manner different than holders of any other class of Securities (as the case may be) shall be effective against the holders of such class of Securities without the prior written consent of holders of at least a majority of Securities of such class so adversely affected thereby, or, in the case of the Warrant Units, Required Warrantholder Approval; PROVIDED FURTHER THAT, no amendment or modification pursuant to this SECTION 15.5 that would adversely affect a holder of one class or type of Securities in a manner different than the other holders of the same class or type of Securities shall be effective against such holder without the prior written consent of such holder; PROVIDED FURTHER that, no amendment or modification of SECTIONS 2.7, 2.8, 2.9 or 2.10 shall be effective without the prior written consent of all Regulated Members affected thereby and no amendment or modification of SECTIONS 2.11 or 2.12 shall be effective without the prior written consent of all of the SBIC Holders; and PROVIDED FURTHER that no amendment or modification pursuant to this SECTION 15.5 that would affect the rights of a Member or group of Members specifically granted such rights by name shall be modified without that Member's (or a majority of that group of Members') consent. Notwithstanding the foregoing, (i) no amendment or modification of the provisions of, or the defined terms used in, SECTION 2.2(d)(vi), SECTION 4.1(b), SECTION 9.1, SECTION 9.2, the last sentence of
ARTICLE XI or SECTION 15.5, shall be effective against any holder of Warrant Units without Required Warrantholder Approval.

          (b) In the event that any amendment is to be made to SECTION 9.8 hereof, the foregoing required vote must include the votes of all affected employee Members and terminated employee Members. The Managers shall not enter into any other agreement that would have the effect of amending the provisions of this Agreement without the foregoing required vote.

          (c) For purposes of this SECTION 15.5, Warrant Units shall be deemed a separate class or type of Securities.

          15.6 NOTICES. Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or permitted to be given under this Agreement must be in writing and shall be deemed delivered:
(a)upon delivery if delivered in person; (b) upon transmission if sent via telecopier, with a confirmation copy sent via overnight mail, PROVIDED THAT confirmation of such overnight delivery is received; or (c)one (1) business day after deposit with a national overnight courier PROVIDED THAT confirmation of such overnight delivery is received. All

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notices, requests and consents to be sent to a Member or Securityholder must be sent to or made at the address given for that Member on SCHEDULE A or, in the case of the holders of Warrant Units, at the address provided for in the Warrant Agreement or such other address as that Member or Securityholder may specify by notice to the other Members. Any notice, request, or consent to the Company or the Managers must be given to the Managers at the following address:

                  NSP Holdings L.L.C.
                  2211 York Road, Suite 215
                  Oak Brook, Illinois 60523-1887
                  Attention: Robert A. Peterson
                  Telecopy: (630) 572-8231

Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

          15.7 WAIVER OF CERTAIN RIGHTS. Each Member irrevocably waives any right it may have to demand any distributions or withdrawal of property from the Company or to maintain any action for dissolution of the Company or for partition of the property of the Company.

          15.8 ENTIRE AGREEMENT. Except as provided in the Securities Purchase Agreement, the Note Agreement, the Warrant Agreement and the Registration Rights Agreement, this Agreement constitutes the entire agreement of the Members and their affiliates relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

          15.9 EFFECT OF WAIVER OR CONSENT. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

          15.10 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such Creditor) at any time as a result of making the loan any direct or indirect interest in Company Profits, Losses, Distributions, capital or property other than as a secured creditor.

          15.11 INDEMNIFICATION AND REIMBURSEMENT FOR PAYMENTS ON BEHALF OF A MEMBER OR HOLDER OF WARRANTS.

          (a) If the Company is obligated to pay any amount to a governmental agency or body or, as directed by a court of competent jurisdiction or a governmental agency or body, to any other Person because of the status of a Member or holder of Warrants or otherwise specifically attributable to a Member or holder of Warrants (including, without limitation, federal withholding taxes with respect to foreign partners, state personal property taxes, state unincorporated business taxes, etc.), then such Member or holder of Warrants (the "INDEMNIFYING PERSON) shall indemnify the Company in full for the entire amount paid (including, without limitation, any interest, penalties and expenses associated with such payment). At the option of the Managers, the amount to be indemnified may be charged against the Capital Account of the Indemnifying Person, and, at the option of the Managers, either:

                  (i) promptly upon notification of an obligation to indemnify the Company, the Indemnifying Person shall make a cash payment to the Company equal to the full amount to be indemnified (and the amount paid shall be added to the Indemnifying Person's Capital Account, if any, but shall not be deemed to be a Capital Contribution hereunder); or

                  (ii) the Company shall reduce subsequent Distributions which would otherwise be made to the Indemnifying Person until the Company has recovered the amount to be indemnified (provided that the amount of such reduction shall be deemed to have been distributed for all purposes of this Agreement, but such deemed Distribution shall not further reduce the Indemnifying Person's Capital Account, if any).

          (b) The obligation of a Member or holder of Warrants to make contributions to the Company under this SECTION 15.11 shall survive the termination, dissolution, liquidation and winding up of the Company and for purposes of this SECTION 15.11, the Company shall be treated as continuing in existence. The Company may pursue and enforce all rights and remedies it may have against each Member or holder of Warrants under this SECTION 15.11, including instituting a lawsuit to collect such contribution with interest calculated at a rate equal to the Base Rate plus six percentage points per annum (but not in excess of the highest rate per annum permitted by law).

          15.12 BINDING AGREEMENT. Subject to the restrictions on transfers and encumbrances set forth in this Agreement, this Agreement shall inure to the benefit of and be binding upon the undersigned Persons and their respective legal representatives, successors, and assigns.

          15.13 GOVERNING LAW. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Agreement and any provision of the Certificate or any mandatory provision of the Act, the applicable provision of the Certificate or the Act shall control. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

          15.14   ARBITRATION.

          (a) The parties acknowledge that the expeditious and equitable settlement of disputes arising under this Agreement is to their mutual advantage. To that end, the parties agree to use their best efforts to resolve all differences of opinion and to settle all disputes through joint cooperation and consultation. Any dispute, alleged breach, interpretation, challenge or disagreement whatsoever arising out of this Agreement (or any other agreement to the extent incorporated herein by reference) that the parties are unable to settle within sixty (60) days, as set forth in the preceding sentence, shall be resolved by final and binding arbitration before a single arbitrator selected and serving under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in Wilmington, Delaware unless another location is mutually agreed upon by the parties to such arbitration. Such arbitration shall be the exclusive remedy hereunder. The decision of the arbitrator may, but need not, be entered as judgment in accordance with the provisions of the laws of Delaware. If this Arbitration provision is for any reason held to be invalid or otherwise inapplicable to any dispute, the parties hereto agree that any action or proceeding brought with respect to any dispute arising under this Agreement, or to interpret or clarify any rights or obligations arising hereunder, shall be maintained solely and exclusively in the United States Federal Courts, venued in Wilmington, Delaware.

          (b) Anything set forth in the foregoing paragraph notwithstanding, the Securityholders agree that the exclusive procedure for resolving disputes over the determination of Fair Market Value shall be as set forth in SECTION 2.1(b) of this Agreement. Except as specifically provided otherwise in the Warrant Agreement, all Securityholders and the Company shall be bound by the determination of Fair Market Value made in accordance therewith. Accordingly, the Securityholders agree that no arbitration, or action or proceeding in any court or other tribunal, shall be brought with respect to any dispute over the determination of Fair Market Value.

          (c) In no event shall the provisions of the Securities Purchase Agreement, the Note Agreement or the Warrant Agreement be subject to the foregoing provisions of this SECTION 15.14.

          15.15 DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words "or," "either" and "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, except as otherwise provided in this Agreement, this Agreement shall control but solely to the extent of such conflict.

          15.16 FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated hereby, each Securityholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriated to effectuate and perform the provisions of this Agreement and those transactions.

          15.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

          15.18 REPRESENTATIONS AND WARRANTIES OF SECURITYHOLDER. In connection with any Capital Contribution for which a Securityholder receives Units hereunder or any other transaction hereunder in which a Securityholder receives Units, such Securityholder represents and warrants to the Company that:

          (a) The Units to be acquired by such Securityholder pursuant to this Agreement will be acquired for such Securityholder's own account and not with a view to, or intention of, distribution thereof in violation of any applicable securities laws, and the Units will not be disposed of in contravention of any such laws.

          (b) In the case of a Securityholder that is a natural person, such Securityholder is a director, executive officer, or general partner of the Company or in the case of a Securityholder that is an entity, such Securityholder is an organization described in Section501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, limited liability company or partnership, or a Massachusetts or similar business trust, which entity was not formed for the specific purpose of making an investment in the Company and has total assets in excess of $5,000,000.

          (c) Such Securityholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Units.

          (d) Such Securityholder is able to bear the economic risk of his investment in the Units for an indefinite period of time because the Units have not been registered under any applicable securities laws and, therefore, cannot be sold unless subsequently registered under all applicable securities laws or an exemption therefrom is available.

          (e) Such Securityholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Units and has had full access to such other information concerning the Company as he has requested and each such Securityholder is making the investment independently of, and without reliance on, all other Securityholders.

          (f) This Agreement constitutes the legal, valid and binding obligation of such Securityholder, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Securityholder does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Securityholder is a party or any judgment, order or decree to which such Securityholder is subject.

          15.19 REPRESENTATIONS AND WARRANTIES OF COMPANY. In connection with any Capital Contribution for which a Securityholder receives Units or any other transaction hereunder in which a Securityholder receives Units, the Company represents and warrants to such Securityholder that:

          (a) ORGANIZATION; POWER AND AUTHORITY. The Company is a limited liability company, duly formed, validly existing and in good standing under the Delaware Limited Liability Company Act. The Company is not qualified as a foreign limited liability company in any jurisdiction. The Company has all requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it proposes to transact, to execute and deliver this Agreement and the Units and to perform the provisions hereof and thereof except where the failure to hold such power or authority would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (b) AUTHORIZATION. This Agreement and the issuance of the Units have been duly authorized by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, in the case of enforcement, to bankruptcy, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to creditor's rights and to general equity principles. Upon issuance, the Units will be validly issued and fully paid to the extent payment has been made in full. The issuance of the Units hereunder is not subject to any preemptive rights which have not been waived.

          (c) OWNERSHIP. SCHEDULE D is a complete and correct list of direct and indirect subsidiaries of the Company. Each subsidiary of the Company is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and is duly qualified as a foreign corporation or limited liability company in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each such subsidiary has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except where the failure to hold such power or authority would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (d) COMPLIANCE WITH LAWS; CONFLICTS. The execution, delivery and performance by the Company of this Agreement and the issuance of the Units will not (i) contravene, result in a breach of or constitute a default under, or result in the creation of any lien in respect of any property of the Company or any subsidiary under the organizational documents of any of them or under any material instrument or agreement to which they are parties or by which their respective properties are bound, or (ii) conflict with or result in the breach of any of the terms or provisions of any order, judgment, decree or ruling of any court or governmental authority applicable to the Company or any of its subsidiaries or violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Company or any of its subsidiaries, except those contraventions, breaches, defaults, creations of liens or other requirements described above which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) GOVERNMENTAL AUTHORIZATIONS. No consent, approval or authorization of, or registration with any governmental authority is required in connection with the execution, delivery or performance by the Company of the Agreement or the issuance of the Units, other than compliance with applicable state and federal securities laws, and except where the failure to obtain such consents, approvals, authorizations, or registrations would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (f) PRIVATE OFFERING. Assuming the accuracy of the representations contained in Section 15.18 hereof, the Company has not violated any state or federal securities laws in connection with the offer and sale of the Units in the manner contemplated by this Agreement and registration under the Securities Act is not required.

          (g) USE OF PROCEEDS. Neither the Company nor any subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System ("margin stock"). None of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U.

          (h) INDEBTEDNESS. The Company has made available to the Members true, complete and correct copies of each of the material agreements for indebtedness for borrowed money to which the Company and its subsidiaries are party (the "CREDIT AGREEMENTS") and all other instruments and agreements executed in connection therewith and which are in effect on the date hereof.

          (i) STATUS UNDER CERTAIN STATUTES. The Company is not required to be registered as an "investment company" under the Investment Company Act and is not subject to regulation under the Public Utilities Holding Company Act.

          (j) CREDIT AGREEMENTS. To the best of the Company's knowledge, the representations and warranties made by the Company or an Affiliate contained in the Credit Agreements were true and correct in all material respects when made.

          (k) SOLVENCY. After giving effect to the transactions contemplated hereby, to the best of the Company's knowledge, as of the date hereof, the aggregate fair saleable value of the assets of the Company on a consolidated basis exceeds the amount required to pay its non-contingent liabilities (assuming all of its debt is refinanced at maturity).

          (l) VIOLATIONS OF CERTAIN LAWS. Neither the sale of the Units by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                                    * * * * *

                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY
                                        By:  CIGNA Investments, Inc.
                                             (authorized agent)


                                        By:  /s/ Edward Lewis
                                             -----------------------------
                                        Its: EDWARD LEWIS
                                             MANAGING DIRECTOR
                                             -----------------------------


             [Signature Page to Limited Liability Company Agreement]

                                        LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA
                                        By:  CIGNA Investments, Inc.
                                             (authorized agent)


                                        By:  /s/ Edward Lewis
                                             -----------------------------
                                        Its: EDWARD LEWIS
                                             MANAGING DIRECTOR
                                             -----------------------------


             [Signature Page to Limited Liability Company Agreement]

                                        JOHN HANCOCK LIFE INSURANCE
                                        COMPANY


                                        By:  /s/ Daniel C. Budde
                                             -----------------------------
                                        Its:     Daniel C. Budde
                                             -----------------------------
                                                 Managing Director


             [Signature Page to Limited Liability Company Agreement]

                                        JOHN HANCOCK VARIABLE LIFE
                                        INSURANCE COMPANY

                                        By:  /s/ Daniel. C. Budde
                                             ------------------------------
                                        Its: Authorized Signatory


             [Signature Page to Limited Liability Company Agreement]

                                        INVESTORS PARTNER LIFE
                                        INSURANCE COMPANY

                                        By:  /s/ Daniel C. Budde
                                             ------------------------------
                                        Its:   Daniel C. Budde
                                             ------------------------------
                                               AUTHORIZED SIGNATORY

             [Signature Page to Limited Liability Company Agreement]

                                        SIGNATURE 3 LIMITED
                                        By:  John Hancock Life Insurance
                                             Company, as Portfolio Advisor


                                        By:  /s/ Daniel C. Budde
                                             ------------------------------
                                        Its:     Daniel C. Budde
                                             ------------------------------
                                                 Managing Director


             [Signature Page to Limited Liability Company Agreement]

                                        SIGNATURE 4 LIMITED
                                        By:  John Hancock Life Insurance
                                             Company, as Portfolio Advisor

                                        By:  /s/ Daniel C. Budde
                                             ------------------------------
                                        Its:     Daniel C. Budde
                                             ------------------------------
                                                 Managing Director


             [Signature Page to Limited Liability Company Agreement]

                                        HANCOCK MEZZANINE PARTNERS L.P.

                                        By:  Hancock Mezzanine Investments LLC
                                        Its: General Partner

                                             /s/ Daniel C. Budde
                                        -----------------------------------
                                        By:  John Hancock Life Insurance
                                             Company
                                        Its: Investment Advisor


             [Signature Page to Limited Liability Company Agreement]

                                        PPM AMERICA SPECIAL
                                        INVESTMENTS CBO II, L.P.
                                        By: PPM AMERICA, INC., its Attorney in
                                        Fact


                                        By:  /s/ Levoyd E. Robinson
                                             -------------------------------
                                        Name: Levoyd E, Robinson, CFA
                                              ------------------------------
                                        Its:  Senior Managing Director
                                              ------------------------------


             [SIGNATURE PAGE TO LIMITED LIABILITY COMPANY AGREEMENT]

                                        PPM AMERICA SPECIAL
                                        INVESTMENTS FUND, L.P.
                                        By: PPM AMERICA, INC., its Attorney in
                                        Fact


                                        By:  /s/ Levoyd E. Robinson
                                             -------------------------------
                                        Name: Levoyd E, Robinson, CFA
                                              ------------------------------
                                        Its:  Senior Managing Director
                                              ------------------------------


             [SIGNATURE PAGE TO LIMITED LIABILITY COMPANY AGREEMENT]

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
     THE FRANKLIN LIFE INSURANCE COMPANY
     AMERICAN GENERAL ANNUITY INSURANCE COMPANY


     By:   /s/ C. Scott Inglis
           -----------------------------
     Its:  C. SCOTT INGLIS
           INVESTMENT OFFICER
           -----------------------------


             [Signature Page to Limited Liability Company Agreement]

                                        ALLSTATE LIFE INSURANCE
                                        COMPANY


                                        By:  /s/ [ILLEGIBLE]
                                             ------------------------------
                                        Its: [ILLEGIBLE]
                                             ------------------------------


                                        By:  /s/ David Walsh
                                             ------------------------------
                                        Its:
                                             ------------------------------


                                        Authorized Signatories


             [Signature Page to Limited Liability Company Agreement]

                                        J.H. WHITNEY MAZZANINE FUND, L.P.

                                        By:  Whitney GP, L.L.C.


                                        By:  /s/ Joseph Corrabino
                                             ------------------------------

                                        Name:    Joseph Corrabino, Jr.

                                        A Managing Member


             [Signature Page to Limited Liability Company Agreement]

                                        HMI Inc.

                                        By:  /s/ [ILLEGIBLE]
                                             ------------------------------
                                        Its:
                                             ------------------------------
                                                  [ILLEGIBLE


             [Signature Page to Limited Liability Company Agreement]

                                        RANDOLPH STREET PARTNERS II

                                        By:  /s/ [ILLEGIBLE]
                                             ------------------------------
                                        Its:
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

[SEAL]

                          CONTINENTAL CASUALITY COMPANY

                            By: /S/ [ILLEGIBLE]
                               ----------------------------
                            Its: Vice President


             [Signature Page to Limited Liability Company Agreement]

                                        Argosy-Safety Products L.P.

                                        By:  /s/ [ILLEGIBLE]
                                             ------------------------------
                                        Its:
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                        /s/ Robert A. Peterson
                                        -----------------------------------
                                            Robert A. Peterson


             [Signature Page to Limited Liability Company Agreement]

                                        /s/ David F. Myers.
                                        -----------------------------------
                                            David F. Myers. Jr.


             [Signature Page to Limited Liability Company Agreement]

                                        /s/ Robert J. Larsen
                                        -----------------------------------
                                            Robert J. Larsen


             [Signature Page to Limited Liability Company Agreement]

                                        CITIZENS CAPITAL, INC.


                                        By:  /s/ [ILLEGIBLE]
                                             ------------------------------
                                        Its: Managing Director
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                        CONTINENTAL ILLINOIS VENTURE
                                        CORP.

                                        By:  /s/ Marcus D. Wedner
                                             ------------------------------
                                        Its: Marcus D. Wedner
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                        Caravelle Investment Fund, L.L.C.

                                        By:  /s/ Caravelle Advisors, LLC
                                             ------------------------------
                                        Its: Investment Manager and
                                              Attorney in Fact

                                             /s/ [ILLEGIBLE]
                                             Executive Director


             [Signature Page to Limited Liability Company Agreement]

                                        /s/ William Grilliot
                                        -----------------------------------
                                            William Grilliot


             [Signature Page to Limited Liability Company Agreement]

                                        /s/ Mary Grilliot
                                        -----------------------------------
                                            Mary Grilliot


             [Signature Page to Limited Liability Company Agreement]

                                        CIBC WMC Inc.

                                        By:  /s/ [ILLEGIBLE]
                                             ------------------------------
                                        Its: MANAGING DIRECTOR
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                       Caravelle Norcross Investment Corporation

                                       By:   /s/ [ILLEGIBLE]
                                             ------------------------------
                                       Its:  President
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                       ALLIANCE INVESTMENT
                                       OPPORTUNITIES FUND, L.L.C.

                                       By:   Alliance Investment Opportunities
                                             Management, L.L.C.
                                       Its:  Managing Member

                                       By:   Alliance Capital Management. L.P.
                                       Its:  Managing Member

                                       By:   Alliance Capital Management
                                             Corporation
                                       Its:  General Partner


                                       By:   /s/ [ILLEGIBLE]
                                             ------------------------------
                                       Its:    SENIOR VICE PRESIDENT
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                       Co-Invest Merchant Fund 2 L.L.C.

                                       By:   /s/ [ILLEGIBLE]
                                             ------------------------------
                                       Its:
                                             ------------------------------


             [Signature Page to Limited Liability Company Agreement]

                                       ALBION ALLIANCE MAZZANINE FUND.
                                       L.P.

                                       By:   /s/ U. Peter Cummeson
                                             ------------------------------
                                       Its:  U. PETER CUMMEESON
                                             ------------------------------
                                             SENIOR VICE PRESIDENT


             [Signature Page to Limited Liability Company Agreement]